                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-01519

                       STATE FARM ASSOCIATES' FUNDS TRUST
               (Exact name of Registrant as specified in charter)

                              One State Farm Plaza
                           Bloomington, IL 61710-0001
               (Address of principal executive offices) (Zip code)

   Michael L. Tipsord                         Alan Goldberg
   One State Farm Plaza                       Bell, Boyd & Lloyd LLC
   Bloomington, Illinois 61710-0001           Three First National Plaza
                                              70 West Madison St., Suite 3100
                                              Chicago, Illinois 60602

                   (Names and addresses of agents for service)

       Registrant's telephone number, including area code: 1-800-447-0740

                       Date of fiscal year end: 11/30/2004

                      Date of reporting period: 11/30/2004

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ITEM 1. REPORTS TO STOCKHOLDERS.

                                                               November 30, 2004

[LOGO] Mutual Funds(R)

                                              State Farm Associates' Funds Trust
                                                                   Annual Report

State Farm Growth Fund
State Farm Balanced Fund
State Farm Interim Fund
State Farm Municipal Bond Fund

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

                              Table of Contents
          Message to Shareowners.................................  1

            State Farm Growth Fund...............................  2

            State Farm Balanced Fund.............................  5

            State Farm Interim Fund..............................  8

            State Farm Municipal Bond Fund....................... 10

          Expense Example (unaudited)............................ 12

          Schedule of Investments

            State Farm Growth Fund............................... 13

            State Farm Balanced Fund............................. 15

            State Farm Interim Fund.............................. 19

            State Farm Municipal Bond Fund....................... 20

          Financial Statements

            Statements of Assets and Liabilities................. 30

            Statements of Operations............................. 31

            Statements of Changes in Net Assets.................. 32

            Notes to Financial Statements........................ 34

          Financial Highlights................................... 38

          Report of Independent Registered Public Accounting Firm 42

          Management Information................................. 43

                   This report must be accompanied or preceded by a prospectus for the State Farm Associates' Funds Trust.
                   Distributor: State Farm VP Management Corp.

                   A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities, and information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, are available without charge upon request at 1-800-447-0740 and at http://www.sec.gov.

                   The Funds file complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the "Commission") for the first and third quarters of each fiscal year on Form N-Q. The Funds' Forms N-Q are available on the Commission's website at http://www.sec.gov. The Funds' Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds make the information on Form N-Q available to shareholders upon request without charge at 1-800-447-0740.
                                 annual report

Message to Shareowners of State Farm Associates' Funds Trust

Enclosed is the Annual Report for the 12 month period ended November 30, 2004 for the State Farm Associates' Funds Trust. In this report, for each of the four funds offered by the Trust, you will find management's discussion of investment philosophy and process, factors that affected each Fund's performance over the 12 month period, and benchmark index comparisons to put that performance into context. Also included are audited financial statements and a complete list of portfolio holdings to further help you understand the funds you own. We encourage your review and consideration of this entire report.

The Year in Review

There has been quite a change in the economic landscape over the last 12 months. Coming out of 2003 - a year where economic growth picked up, interest rates declined, corporate profitability increased and the prices for both stocks and bonds moved higher - 2004 appeared to offer much hope. What transpired instead was a marketplace that struggled for direction under a cloud of uncertainty surrounding the political and economic landscape complicated further by rising energy prices - particularly oil. In April and May, the bond market started to decline in anticipation of a move by the Federal Reserve to raise the Federal Funds' rate in June. As expected, the Fed raised the target interest rate by 0.25% in what would be the first of a series of increases throughout the rest of 2004. The bond market rallied off these initial moves as it appeared that the Fed's actions were proactive against inflation while still being conducive to economic growth.

As more information came into focus throughout the 3/rd/ quarter - particularly around the presidential election and the probable path of legislation and economic policy - equity markets abandoned their sideways pattern and started a positive move higher. The U.S. economy grew at an annualized rate of 4.0% in the third quarter, up from an annualized rate of 3.3% in the previous quarter. However, economic growth at that level coincided with inflation worries as consumer price inflation during the first 11 months of 2004 rose at a 3.7% seasonally adjusted annual rate compared to an increase of 1.9% for all of 2003.

For the 12 month period ended November 30, 2004, small cap stocks as measured by the Russell 2000(R) Index, outperformed large cap stocks as measured by the S&P 500(R) Index, 17.26% versus 12.85%, respectively, with dividends reinvested. International equities were helped by a decline in the U.S. dollar with the MSCI EAFE Free(R) Index gaining 24.19% with dividends reinvested over the same period./1/

The fixed income marketplace rewarded investors for taking maturity and credit risk over the 12 month period ended November 30, 2004. As an example, the yield spread between the Credit Suisse First Boston (CSFB) High Yield Bond Index and the 10-year U.S. Treasury note narrowed dramatically from +3.68% to +2.88% on economic strength and low corporate default rates. This helped drive the total return of the CSFB High Yield Bond Index to a gain of 12.85% for the 12 month period ended November 30, 2004. Similarly, the rise in short-term interest rates led to a flattening of the yield curve as spreads between short and long-term yields narrowed. As a result, long maturity bonds like those represented by the Lehman Brothers Long U.S. Treasury Index outperformed short maturity bonds as represented by the Lehman Brothers 1-5 Year U.S. Treasury Index with total returns of 6.59% and 1.70%, respectively./2/

Thank you for investing with State Farm Mutual Funds(R).

                                          Sincerely,

                                          /s/
                                          Phillip G. Hawkins
                                          Vice President
                                          State Farm Investment Management Corp.

---------------------
/1/Lipper Analytics. The Russell 2000 Index tracks the common stock performance of the 2,000 smallest companies in the Russell 3000(R) Index. The S&P 500 Index is a capitalization-weighted measure of common stocks of 500 large U.S. companies. The Morgan Stanley Capital International Europe, Australasia and Far East Free (EAFE Free) Index measures the performance of stock markets of Europe, Australia, New Zealand, and the Far East. It is not possible to invest directly in an index. The stocks of small companies are more volatile than the stocks of larger, more established companies. Foreign securities involve risks not normally associated with investing in the U.S. including higher trading and custody costs, less stringent accounting, legal and reporting practices, potential for political and economic instability, and the fluctuation and potential regulation of currency exchange and exchange rates. Past performance does not guarantee future results.

/2/Source: Bloomberg. The Credit Suisse First Boston High Yield Index includes bond issues rated BB and below by S&P or Moody's rating services with par amounts greater than $75 million. The Lehman Brothers Long U.S. Treasury Index tracks the returns of U.S. Treasuries which have a maturity of 10 years or more. The Lehman Brothers 1-5 Year U.S. Treasury Index contains approximately 54 U.S. Treasury securities maturing within one to five years. It is not possible to invest directly in an index. High yield bonds are subject to a greater risk of principal and income than higher quality bonds. U.S. Treasury securities are backed by the full faith and credit of the U.S. government and are guaranteed only as to the prompt payment of principal and interest, and are subject to market risks if sold prior to maturity. Bonds have historically been less volatile than stocks, but are sensitive to changes in interest rates. Past performance does not guarantee future results.

                 State Farm Growth Fund Management Discussion


Overview

Describe the Fund's investment objective and philosophy.
  We manage the State Farm Growth Fund with a long-term investment orientation. Our analytical process is based on rigorous fundamental analysis of companies and industries with focus on understanding the risks of investing in any one company in relation to the potential for reward. We strive to invest in companies that are well managed with a niche or business specialty that serves an appropriately sized market. We prefer companies with a strong customer focus that also combine prudent financial decisions around the costs of their business with modest use of debt. We also pay attention to dividends and prefer companies with a sound dividend policy for shareholders.

  The Fund's portfolio construction is determined by our company analysis in conjunction with a conservative risk bias. While we are conscious of how the Fund's portfolio differs from a broad-based benchmark index, we don't manage to or make decisions based upon the index.

Describe the relevant market environment as it related to the Fund for the reporting period.
  We managed the State Farm Growth Fund on a company-by-company basis with little focus on macroeconomic forecasts or financial market predictions during the period. That being said, we had to understand what happened in the world to understand the potential impact on the companies the Fund owns.

  Looking at the big picture, we experienced a low but increasing interest rate environment. The Federal Reserve raised the benchmark Federal Funds' rate on four occasions through November 2004 from 1.00% to 2.00%. Coinciding with the rise in interest rates was an up-tick in the rate of inflation. For the first 11 months of 2004, consumer price inflation rose at a 3.7% seasonally adjusted annual rate compared to a 1.9% rate for all of 2003. Higher energy prices were certainly one of the catalysts behind this rise as the price of a barrel of crude oil topped the $50 mark before settling in the mid-$40's at the end of November 2004.

  Against this backdrop, the U.S. economy posted solid economic growth of 3.3% and 4.0% during the 2/nd/ and 3/rd/ quarters of 2004, respectively. Across most of the globe there was economic expansion as well. Europe in general grew - although at a slower rate than the rest of the world - Latin America began recovering, Japan began recovering, and economic growth in Asia - especially China - was strong.

Provide an illustration of the Fund's investments.

                                    [CHART]


                            Fund Composition*
                              (unaudited)

Common Stocks,              99.24%
Short-term Investments,      0.76%


           * Based on total investments as of November 30, 2004. Please refer to the Schedule of Investments later in this report for details concerning Fund holdings.

How did the Fund perform during the reporting period?
  We believe investors should focus on long term results that take into account risk and volatility, as well as return. That type of analysis is more conducive to how we managed the State Farm Growth Fund. For the 1-year period ended November 30, 2004, the State Farm Growth Fund had a total return of 12.41% after expenses and with dividends reinvested, compared to a 12.85% return for the S&P 500 Index over the same timeframe. Broadening the timeframe to the 3-year period ended November 30, 2004, the State Farm Growth Fund had a total return of 4.35% versus the S&P 500 Index return of 2.73%. The line graph below provides additional perspective on the Fund's long term results.

                                    [CHART]

              Comparison of change in value of $10,000 investment
                        for the years ended November 30

          Growth Fund       S & P 500*

1994       $10,000            $10,000
1995       $13,367            $13,698
1996       $16,052            $17,515
1997       $20,034            $22,509
1998       $23,674            $27,834
1999       $27,918            $33,651
2000       $27,584            $32,231
2001       $24,713            $28,291
2002       $22,092            $23,619
2003       $24,977            $27,183
2004       $28,077            $30,678


Fund's Average Annual Total Return

1 YEAR     5 YEAR     10 YEAR
12.41%      0.11%      10.88%


The performance data quoted above represents past performance and does not guarantee future results. Investment return and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost. Recent performance may be less than the figures shown. Obtain total returns current to the most recent month-end by calling our Securities Response Center at 1.800.447.0740. These figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance Analysis

What factors helped and hindered performance during the reporting period.
  Fund performance over the last 12-month period was helped by shares of companies in the Oil & Gas and Agriculture, Foods & Beverage industries. Shares of all our Oil & Gas companies had positive performance for the year. Company profitability and earnings rose as increased global demand and security threats to oil supplies resulted in substantially higher oil prices. Shares of top ten holding Exxon Mobil Corp., representing 4.63% of the Fund's net assets, gained 25% in price over the past twelve months.

  Shares of Archer-Daniels-Midland Co. (ADM), 2.55% of the Fund's net assets, led performance in the Agriculture, Foods & Beverage industry with a price return of 39% for the period. ADM benefited from a global increase in demand and prices of agricultural commodities.

  Shares of companies in Health Care, the Fund's largest industry weighting at 17.17% of net assets, had generally positive results for the period. Biomet Inc., the Fund's largest holding at 5.76% of net assets, gained 32% in price as global sales of its knee implants were better than expected. Shares of Johnson & Johnson, the Fund's second largest holding (5.17% of net assets), also performed well with 17% price appreciation during the period. Offsetting these gains was negative performance from shares of our pharmaceutical companies. Shares of Pfizer Inc., 2.92% of the Fund's net assets, declined because of investor worries about product issues, generic competition and the threat of drug reimportation. In addition, shares of Merck & Co. Inc., 0.65% of the Fund's net assets, declined because of investor reaction to news of a product failure.

  Shares of companies in the Computer Software & Services industry had generally negative performance during the period. Shares of Intel Corp., 1.73% of the Fund's net assets, declined -30% for the year as concerns associated with high levels of inventory, product delays, and lower than expected margins led to negative price performance.

---------------------
*The S&P 500(R) Index is a capitalization-weighted measure of the common stocks of 500 large U.S. companies.
 The S&P 500(R) Index represents an unmanaged group of stocks that differs from the composition of the Growth Fund. Unlike an investment in the Growth Fund, a theoretical investment in the Index does not reflect any expenses. It is not possible to invest directly in an index.

Given the performance analysis above, what factors should shareholders take into consideration when reviewing the Fund's performance?
  We are long-term investors who spend a lot of time analyzing companies, understanding how their businesses work, and getting to know the management team and their long-term strategy and direction for the business. When we invest in a company it is our hope and intention to maintain that investment for a very long period of time.

  We generally followed an investment strategy that was not guided or swayed by short term market influences or "opportunism." The consequence of which led to periods of time when the Fund underperformed its benchmark index. The basis for this approach ties back to our investment philosophy and view of risk - which we define as the permanent loss of investment capital.

                State Farm Balanced Fund Management Discussion


Overview

Describe the Fund's investment objective and philosophy.
  We manage the State Farm Balanced Fund with a combination of stocks and bonds in the pursuit of long-term growth of principal with an element of current income.

  The equity side of the portfolio is managed with a conservative bias that favors large capitalization companies that are well managed with a niche or business specialty that serves an appropriately sized market. The fixed income side of the portfolio invests in high quality U.S. government and corporate bonds primarily of intermediate maturity to provide shareowners with current income in addition to some protection from equity market volatility. We tend to maintain a long term buy-and-hold philosophy with both the stock and bond investments in the Fund.

Describe the relevant market environment as it related to the Fund for the reporting period.
  We managed the State Farm Balanced Fund based on the merits of the individual investments without overly focusing on financial market predications or forecasted interest rate expectations during the period. That being said, we had to understand what happened in the world to understand the potential impact on the securities the Fund owned.

  We experienced a low but increasing interest rate environment. The Federal Reserve raised the benchmark Federal Funds' rate by 0.25% on four occasions through November 2004 going from 1.00% to 2.00%. The U.S. Treasury yield curve flattened considerably as intermediate and longer term interest rates remained roughly unchanged for the 12 month period ended November 2004. Coinciding with the rise in short rates was an up-tick in the rate of inflation. For the first 11 months of 2004 consumer price inflation rose at a 3.7% seasonally adjusted annual rate compared to a 1.9% rate for all of 2003. The U.S. economy proved strong however, posting solid economic growth of 3.3% and 4.0% during the 2/nd/ and 3/rd/ quarters of 2004, respectively.

  From an equity perspective, the last 12 months ended November 30, 2004, have been positive, with the S&P 500 Index gaining 12.85%, with dividends reinvested. Fixed income markets were positive too, as represented by the Lehman Brothers Intermediate Government/Credit Index return of 3.23% over the same time period. Among fixed income securities, corporate bonds performed well as the yield spread over U.S. Treasuries continued to narrow. In general, corporations grew their earnings and improved their liquidity and credit profile, which was beneficial for both fixed income and equity investors in the year ended November 30, 2004.

Provide an illustration of the Fund's investments.

                                    [CHART]

                            Fund Composition*
                               (unaudited)

Common Stock,                      62.16%
Corporate Bonds,                   19.48%
Government Agency Securities,       1.02%
U.S. Treasury Obligations,         15.67%
Short-term Investments,             1.67%



           * Based on total investments as of November 30, 2004. Please refer to the Schedule of Investments later in this report for details concerning Fund holdings.

How did the Fund perform during the reporting period?
  For the 1-year period ended November 30, 2004, the State Farm Balanced Fund had a total return of 9.81% with dividends reinvested and after expenses. The total return of the all equity benchmark S&P 500 Index was 12.85% with dividends reinvested, while the fixed income benchmark Lehman Brothers Intermediate Government/Credit Index had a total return of 3.23% over the same time period. Broadening the timeframe to the 3-year period ended November 30, 2004, the State Farm Balanced Fund had a total return of 5.22% versus the S&P 500 Index return of 2.73% and the Lehman Brothers Intermediate Government/Credit Index return of 5.25%. The line graph below provides additional perspective on the Fund's long term results.

                                    [CHART]

              Comparison of change in value of $10,000 investment
                        for the years ended November 30

          Balanced          S&P            Lehman Bros.
            Fund            500*      Intermediate Gov/Credit**

1994      $10,000         $10,000             $10,000
1995      $12,653         $13,698             $11,454
1996      $14,649         $17,515             $12,121
1997      $17,189         $22,509             $12,888
1998      $19,374         $27,834             $14,031
1999      $21,257         $33,651             $14,188
2000      $21,463         $32,231             $15,291
2001      $20,470         $28,291             $17,063
2002      $19,486         $23,619             $18,238
2003      $21,716         $27,183             $19,271
2004      $23,846         $30,678             $19,894


Fund's Average Annual Total Return

1 YEAR     5 YEAR     10 YEAR
 9.81%      2.32%      9.08%



The performance data quoted above represents past performance and does not guarantee future results. Investment return and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost. Recent performance may be less than the figures shown. Obtain total returns current to the most recent month-end by calling our Securities Response Center at 1.800.447.0740. These figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance Analysis

What factors helped and hindered performance during the reporting period?

  Equity portion of the Fund (approximately 60% of net assets throughout the period)
  Fund performance over the last 12-month period was helped by shares of companies in the Oil & Gas and Agriculture, Foods & Beverage industries. Shares of all our Oil & Gas companies had positive performance for the year. Company profitability and earnings rose as increased global demand and security threats to oil supplies resulted in substantially higher oil prices. Shares of top ten holding Exxon Mobil Corp., representing 2.15% of the Fund's net assets, gained 25% in price over the past twelve months.

  Shares of Archer-Daniels-Midland Co. (ADM), 1.87% of the Fund's net assets, led performance in the Agriculture, Foods & Beverage industry with a price return of 39% for the period. ADM benefited from a global increase in demand and prices of agricultural commodities.

  Shares of companies in Health Care, the Fund's largest industry weighting at 11.22% of the Fund's net assets, had generally positive results for the period. Biomet Inc., the Fund's largest holding at 4.09% of net assets, gained 32% in price as global sales of its knee implants were better than expected. Shares of Johnson & Johnson (2.36% of net assets), also performed well with 17% price appreciation during the period. Offsetting these gains was negative performance from shares of our pharmaceutical companies. Shares of Pfizer Inc., 2.50% of the Fund's net assets, declined because of investor worries about product issues, generic competition and the threat of drug reimportation. In addition, shares of Merck & Co. Inc., 0.38% of the Fund's net assets, declined because of investor reaction to news of a product failure.

  Shares of companies in the Computer Software & Services industry had generally negative performance during the period. Shares of Intel Corp., 1.11% of the Fund's net assets, declined -30% for the year as concerns associated with high levels of inventory, product delays, and lower than expected margins led to negative price performance.

  Fixed Income portion of the Fund (approximately 40% of net assets throughout the period)
  The fixed income allocation performed as expected given the structure of the Fund. Investment grade corporate bonds made up about 50% of the Fund's fixed income allocation, which is an overweight position relative to the Lehman Brothers Intermediate Gov/Credit Index benchmark. In general, corporations improved their liquidity and credit profile, which led to a narrowing of the yield spread relative to government bonds. As a result, corporate bonds outperformed government bonds over the period.
---------------------
 *The S&P 500(R) Index is a capitalization-weighted measure of the common stocks of 500 large U.S. companies.
**The Lehman Brothers Intermediate Gov/Credit Index contains approximately
  2,702 U.S. Treasury, corporate and other securities with an average maturity of about 4.38 years.
 The S&P 500(R) Index and the Lehman Brothers Intermediate Gov/Credit Index represent unmanaged groups of stocks and bonds that differ from the composition of the Balanced Fund. Unlike an investment in the Balanced Fund, theoretical investments in the indices do not reflect expenses. It is not possible to invest directly in an index.

  The intermediate maturity structure of the Fund hindered performance during the period as longer maturity bonds performed better during the year. In addition, the lack of lower quality bonds in the Fund held back returns as credit risk was rewarded over the 12-month period.

Given the performance analysis above, what factors should shareholders take into consideration when reviewing the Fund's performance?
  We are long-term investors who spend a lot of time analyzing companies - their equity and fixed income securities, understanding their structure, how their businesses work, and getting to know the management team and their long-term strategy and direction for the business. When we invest in a company, it is our hope and intention to maintain that investment for a very long period of time. The Fund is designed and managed as a hybrid offering that blends both stocks and bonds together in one convenient investment.

                 State Farm Interim Fund Management Discussion

Overview

Describe the Fund's investment objective and philosophy.
  We manage the State Farm Interim Fund in a manner that seeks to achieve over a period of years, the highest yield possible that is consistent with low price volatility. We are generally buy-and-hold investors who focus primarily on U.S. Government obligations. While the Fund invests in debt securities of varying maturities, it is structured with a maturity and interest rate risk (duration) profile that is consistent with its benchmark, the Lehman Brothers 1-5 Year U.S. Treasury Index.

Describe the relevant market environment as it related to the Fund for the reporting period.
  We managed the State Farm Interim Fund with a buy-and-hold philosophy that focused on very high quality debt obligations with short and intermediate maturities. We did not make investment decisions based on macroeconomic factors or forecasted expectations of interest rates. That being said, we had to understand what happened in the world to understand the potential impact on the Fund.

  We experienced a low but rising interest rate environment. The Federal Reserve raised the benchmark Federal Funds' rate by 0.25% on four occasions through November 2004, going from 1.00% to 2.00%. The U.S. Treasury yield curve flattened considerably as intermediate and longer term interest rates remained roughly unchanged for the 12 month period ended November 2004. Coinciding with the rise in short rates was an up-tick in the rate of inflation. For the first 11 months of 2004, consumer price inflation rose at a 3.7% seasonally adjusted annual rate compared to a 1.9% rate for all of 2003. The U.S. economy proved strong however, posting solid economic growth of 3.3% and 4.0% during the 2/nd/ and 3/rd/ quarters of 2004, respectively.


Provide an illustration of the Fund's investments.

                                    [CHART]

                            Fund Composition*
                              (unaudited)

U.S. Treasury Obligations,     98.06%
Short-term Investments,         1.94%





           * Based on total investments as of November 30, 2004. Please refer to the Schedule of Investments later in this report for details concerning Fund holdings.

How did the Fund perform during the reporting period?
  For the 1-year period ended November 30, 2004, the State Farm Interim Fund had a total return of 1.51% with dividends reinvested and after expenses, compared to a return of 1.70% for the Lehman Brothers 1-5 Year U.S. Treasury Index. Broadening the timeframe to the 3-year period ended November 30, 2004, the State Farm Interim Fund had a total return of 3.58% versus 3.45% for the Lehman Brothers 1-5 Year U.S. Treasury Index. The line graph below provides additional perspective on the Fund's long term results.

                                    [CHART]

              Comparison of change in value of $10,000 investment
                        for the years ended November 30

                        Lehman Bros.
           Interim       1-5 Year
            Fund       Treasury Index*

1994      $10,000         $10,000
1995      $11,064         $11,198
1996      $11,651         $11,839
1997      $12,356         $12,555
1998      $13,397         $13,584
1999      $13,571         $13,898
2000      $14,625         $14,918
2001      $16,071         $16,443
2002      $17,101         $17,418
2003      $17,634         $17,899
2004      $18,011         $18,203


Fund's Average Annual Total Return

1 YEAR     5 YEAR     10 YEAR
 1.51%      5.58%      6.06%



The performance data quoted above represents past performance and does not guarantee future results. Investment return and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost. Recent performance may be less than the figures shown. Obtain total returns current to the most recent month-end by calling our Securities Response Center at 1.800.447.0740. These figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance Analysis

What factors helped and hindered performance during the reporting period?
  Given that the Fund is comprised of short- and intermediate-maturity U.S. Treasuries, the performance was dictated by interest rate movement across the yield curve. We believe that our laddered maturity structure was beneficial, as it lessened the impact of rising rates on total returns. As debt securities held by the Fund matured, we were able to reinvest the proceeds at higher yields.

  The bond market rewarded risk in 2004 with long maturity and corporate bonds being the best performing securities in the fixed income asset class. The Interim Fund's U.S. Treasury investments and short maturity orientation did not benefit much in this environment.

Given the performance analysis above, what factors should shareholders take into consideration when reviewing the Fund's performance?
  Given the Fund's investment objective of high current income consistent with low price volatility, this Fund is designed to be a stable, low risk element of a diversified portfolio. As interest rates rise, bond prices decline. Further tightening efforts by the Federal Reserve to raise short term interest rates could reduce the Fund's total return.

---------------------
*The Lehman Brothers 1-5 Year U.S. Treasury Index contains approximately 54
 U.S. Treasury Securities maturing within one to five years.
 The Lehman Brothers 1-5 Year U.S. Treasury Index represents an unmanaged group of bonds that differs from the composition of the Interim Fund. Unlike an investment in the Interim Fund, a theoretical investment in the Index does not reflect any expenses. It is not possible to invest directly in an index.

             State Farm Municipal Bond Fund Management Discussion


Overview

Describe the Fund's investment objective and philosophy.
  The State Farm Municipal Bond Fund seeks as high a rate of income exempt from federal income taxes as is consistent with prudent investment management. We focus on high credit quality bonds with a philosophy that seeks to provide competitive total returns, while managing for tax efficiency within the municipal bond asset class over the long run.

  The municipal bond market, while relatively small compared to the taxable market, is very broad by number of issuers. As a result, we believe that fundamental research and professional management is critical to success in this asset class. While we diversify the maturity spectrum of the bonds within the portfolio, we tend to favor the intermediate maturity range for the bulk of the Fund's assets. In doing so, we seek to maintain a fairly consistent duration and interest rate exposure relative to the Fund's benchmark - the Lehman Brothers Municipal Bond Index.

Describe the relevant market environment as it related to the Fund for the reporting period.
  We managed the State Farm Municipal Bond Fund with a long-term philosophy that focused on high quality municipal debt obligations. We did not make investment decisions based on short-term macroeconomic factors or forecasted expectations of interest rates over the period. Some of these factors, however, impacted performance over the short-term so we need to understand and appreciate the circumstances.

  We experienced a low but rising interest rate environment. The Federal Reserve raised the benchmark Federal Funds' rate by 0.25% on four occasions through November 2004, going from 1.00% to 2.00%. The municipal yield curve flattened considerably as intermediate and longer term interest rates declined slightly while short-term interest rates rose. There was a steady issuance of new bonds brought to market throughout 2004 coinciding with a large amount of refinancing of older, higher yielding issues. There were also very few credit problems among existing issues, especially among high quality bonds. Certain high yield sectors were very volatile (e.g., tobacco securitizations), although most of the high yield sector benefited from narrowing credit spreads relative to investment grade debt.

Provide an illustration of the Fund's investments.

                                    [CHART]
                                    Credit Quality*
                                      (unaudited)

                                  Moody's Rating
                               Aaa**                  64.30%
                               Aa1-Aa3                29.71%
                               A1-A3                   4.52%
                               Other (short-term
                                investments)           1.12%
                               Not Rated ***           0.35%



              * Ratings by Moody's Investor Services. Percentages are based on total investments as of November 30, 2004. Please refer to the Schedule of Investments later in this report for details concerning Fund holdings.
             ** Includes Advanced Refund Bonds.
            *** One security was not rated by Moody's. This security was rated by S&P as AA+.

How did the Fund perform during the reporting period?
  The State Farm Municipal Bond Fund gained 3.13% for the 12 month period ended November 30, 2004, with dividends reinvested and after all expenses. This is compared to a 4.07% return for the unmanaged Lehman Brothers Municipal Bond Index over the same timeframe. Broadening the timeframe to the 3-year period ended November 30, 2004, the State Farm Municipal Bond Fund had a total return of 5.19% versus 5.68% for the Lehman Brothers Municipal Bond Index. The line graph below provides additional perspective on the Fund's long term results.

                                    [CHART]

              Comparison of change in value of $10,000 investment
                        for the years ended November 30

              Municipal        Lehman Bros.
              Bond Fund      Muni Bond Index*

1994          $10,000            $10,000
1995          $11,318            $11,890
1996          $11,845            $12,589
1997          $12,596            $13,492
1998          $13,459            $14,539
1999          $13,461            $14,383
2000          $14,388            $15,560
2001          $15,596            $16,921
2002          $16,594            $17,991
2003          $17,617            $19,187
2004          $18,301            $19,968


Fund's Average Annual Total Return

1 YEAR     5 YEAR     10 YEAR
 3.13%      6.15%      6.23%



The performance data quoted above represents past performance and does not guarantee future results. Investment return and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost. Recent performance may be less than the figures shown. Obtain total returns current to the most recent month-end by calling our Securities Response Center at 1.800.447.0740. These figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance Analysis

What factors helped and hindered performance during the reporting period?
  Our overall emphasis and weighting among intermediate maturity bonds (56.6% of Fund net assets as of November 30, 2004) was beneficial for Fund performance relative to short maturity bonds given the flattening of the yield curve. Among specific issues, California State General Obligation bonds were good performers as the state's credit rating was upgraded during the year as they made progress around difficult budget and financial issues that have long worried creditors.

  There were three primary factors that hindered performance in the Fund over the 12 month period. First and foremost was the rise in short-term interest rates which had an adverse effect on the prices of short maturity bonds in the Fund. As of November 30, 2004, 43% of the Municipal Bond Fund was invested in bonds maturing within six years, which is an overweight position compared to the approximately 25% weighting of similar maturing bonds represented in the Lehman Brothers Municipal Bond Index. Second, the State Farm Municipal Bond Fund held less than 1% of its assets in bonds maturing beyond 12 years during a period when long maturity bonds performed better than shorter maturities. This compares to nearly 50% weighting in bonds maturing beyond 12 years represented in the Lehman Index. Finally, the lack of lower quality bonds in the Fund held back returns as credit risk was rewarded over the 12 month period. As of November 30, 2004, the Fund had no exposure to bonds rated below A by the municipal credit rating agencies.

Given the performance analysis above, what factors should shareholders take into consideration when reviewing the Fund's performance?
  The State Farm Municipal Bond Fund seeks a high level of income exempt from federal income tax through investment in a diversified portfolio of high quality bonds. We utilize a long-term philosophy seeking to provide competitive total returns relative to the municipal bond asset class while managing for tax efficiency. As interest rates rise, bond prices decline. A rise in rates in a short timeframe - especially in the intermediate part of the yield curve - could have a negative impact on the net asset value of the Fund.
---------------------
*The Lehman Brothers Municipal Bond Index includes approximately 49,571 municipal bonds that have a minimum credit rating of Baa; have been issued as a part of an issue of at least $50 million; have an amount outstanding of at least $5 million; have been issued since December 31, 1990; and have a maturity of at least one year.
 The Lehman Brothers Municipal Bond Index represents an unmanaged group of bonds that differs from the composition of the Municipal Bond Fund. Unlike an investment in the Municipal Bond Fund, a theoretical investment in the Index does not reflect any expenses. It is not possible to invest directly in an index.

Expense Example (unaudited)
As a shareholder of a Fund, you incur ongoing costs, including management fees and other Fund expenses. The Example in the following table is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period June 1, 2004 through November 30, 2004.

Actual Expenses
The first line under each Fund name in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value for a Fund by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" for the applicable Fund to estimate the expenses you paid on your account for that Fund during this period. If your account has multiple Fund positions, add up the results calculated for each Fund position within your account to estimate the expenses you paid on your total account value. A potential $25 low balance fee is not included in the expenses shown in the table. This fee may be charged to an account (other than a SEP IRA, SIMPLE IRA or an account held under other employer-sponsored qualified retirement plans) if the balance of the account falls below $1,000 at the close of business on the last business day in October, unless the account was opened on or after January 1 within the same year. You should consider any low balance fee you incurred when estimating the total ongoing expenses paid over the period and the impact of this fee on your ending account value. This additional fee has the effect of reducing investment returns.

Hypothetical Example for Comparison Purposes
The second line under each Fund name in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A potential $25 low balance fee is not included in the expenses shown in the table. This fee may be charged to an account (other than a SEP IRA, SIMPLE IRA or an account held under other employer-sponsored qualified retirement plans) if the balance of the account falls below $1,000 at the close of business on the last business day in October, unless the account was opened on or after January 1 within the same year. You should consider any low balance fee that you incurred when estimating the total ongoing expenses paid over the period and the impact of this fee on your ending account value. This additional fee has the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line under each Fund name in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds, including those that have transactional costs, such as sales charges (loads), redemptions fees, or exchange fees.

                                                                           Annualized Expense   Expenses Paid
                                                                              Ratio Based       During Period
                                             Beginning        Ending         on the Period       June 1, 2004
                                           Account Value   Account Value    June 1, 2004 to           to
                                           June 1, 2004  November 30, 2004 November 30, 2004  November 30, 2004*
----------------------------------------------------------------------------------------------------------------
 Growth Fund
 Actual                                      1,000.00        1,059.04             0.12%              0.62
 Hypothetical (5% return before expenses)    1,000.00        1,024.40             0.12%              0.61
----------------------------------------------------------------------------------------------------------------
 Balanced Fund
 Actual                                      1,000.00        1,049.06             0.13%              0.67
 Hypothetical (5% return before expenses)    1,000.00        1,024.35             0.13%              0.66
----------------------------------------------------------------------------------------------------------------
 Interim Fund
 Actual                                      1,000.00        1,011.40             0.17%              0.85
 Hypothetical (5% return before expenses)    1,000.00        1,024.15             0.17%              0.86
----------------------------------------------------------------------------------------------------------------
 Municipal Bond Fund
 Actual                                      1,000.00        1,033.47             0.15%              0.76
 Hypothetical (5% return before expenses)    1,000.00        1,024.25             0.15%              0.76
----------------------------------------------------------------------------------------------------------------

*Expenses are equal to the applicable Fund's annualized expense ratio (provided in the table), multiplied by the average account value over the period, multiplied by the 183/366 (to reflect the one-half year period).

                 STATE FARM ASSOCIATES' FUNDS TRUST GROWTH FUND
                             SCHEDULE OF INVESTMENTS
                                November 30, 2004

                                                          Shares        Value
                                                        ---------   ------------
Common Stocks (98.57%)

Agriculture, Foods, & Beverage (7.90%)
   Archer-Daniels-Midland Co.                           3,477,500   $ 73,723,000
   Campbell Soup Co.                                       92,000      2,624,760
   Hershey Foods Corp.                                    226,400     11,727,520
   Kellogg Co.                                            930,000     40,641,000
   McCormick & Co. Inc.                                   428,600     15,622,470
   Pepsico Inc.                                           586,100     29,252,251
   Sysco Corp.                                            584,500     20,311,375
   The Coca-Cola Co.                                      888,500     34,926,935
                                                                    ------------
                                                                     228,829,311
                                                                    ------------
Banks (7.57%)
   AmSouth Bancorporation                                 333,637      8,651,207
   Bank of America Corp.                                  628,936     29,100,869
   Fifth Third Bancorp                                    191,000      9,618,760
   M&T Bank Corp.                                         179,700     18,942,177
   Northern Trust Corp.                                   144,000      6,773,760
   Popular Inc. ADR                                     1,660,632     44,006,748
   SunTrust Banks Inc.                                    334,600     23,856,980
   Wells Fargo & Co.                                    1,268,400     78,349,068
                                                                    ------------
                                                                     219,299,569
                                                                    ------------
Building Materials & Construction (1.86%)
   Vulcan Materials Co.                                 1,039,200     53,882,520
                                                                    ------------
Chemicals (6.46%)
   Air Products & Chemicals Inc.                          830,000     47,517,500
   EI du Pont de Nemours and Co.                          496,104     22,483,433
   International Flavors & Fragrances Inc.                561,000     22,720,500
   Sigma-Aldrich Corp.                                  1,375,000     82,128,750
   The Dow Chemical Co.                                   243,000     12,264,210
                                                                    ------------
                                                                     187,114,393
                                                                    ------------
Computer Software & Services (7.37%)
   Applied Materials Inc. (a)                             719,400     11,970,816
   Automatic Data Processing Inc.                         149,000      6,783,970
   Check Point Software Technologies Ltd. (a)             129,850      3,082,639
   Intel Corp.                                          2,247,800     50,238,330
   KLA Tencor Corp. (a)                                   247,200     11,138,832
   Linear Technology Corp.                                703,200     26,834,112
   Microsoft Corp.                                      3,235,500     86,743,755
   SAP AG                                                  93,300     16,665,036
                                                                    ------------
                                                                     213,457,490
                                                                    ------------
Computers (3.97%)
   Hewlett-Packard Co.                                  3,019,400     60,388,000
   International Business Machines Corp.                  580,000     54,659,200
                                                                    ------------
                                                                     115,047,200
                                                                    ------------
Consumer & Marketing (4.81%)
   AptarGroup Inc.                                        190,800   $ 10,026,540
   Colgate-Palmolive Co.                                  436,300     20,065,437
   Nestle SA ADR                                          456,800     29,355,384
   The Gillette Co.                                       661,800     28,781,682
   The Procter & Gamble Co.                               809,600     43,297,408
   Unilever NV ADR                                        125,446      7,903,098
                                                                    ------------
                                                                     139,429,549
                                                                    ------------
Electronic/Electrical Mfg. (4.44%)
   Agilent Technologies Inc. (a)                          548,071     12,545,345
   Emerson Electric Co.                                   189,300     12,649,026
   General Electric Co.                                 2,921,700    103,311,312
                                                                    ------------
                                                                     128,505,683
                                                                    ------------
Financial Services (5.01%)
   Citigroup Inc.                                       1,485,633     66,482,077
   MBNA Corp.                                             837,675     22,248,648
   Wachovia Corp.                                       1,091,900     56,505,825
                                                                    ------------
                                                                     145,236,550
                                                                    ------------
Health Care (17.17%)
   Abbott Laboratories                                    413,800     17,363,048
   Biomet Inc.                                          3,487,500    166,946,625
   Eli Lilly & Co.                                        997,000     53,170,010
   Johnson & Johnson                                    2,481,600    149,690,112
   Medtronic Inc.                                         135,800      6,525,190
   Merck & Co. Inc.                                       675,700     18,933,114
   Pfizer Inc.                                          3,047,300     84,623,521
                                                                    ------------
                                                                     497,251,620
                                                                    ------------
Machinery & Manufacturing (5.70%)
   3M Co.                                                 497,000     39,556,230
   Caterpillar Inc.                                       421,700     38,606,635
   HNI Corp.                                            1,439,200     61,007,688
   Illinois Tool Works Inc.                               276,100     26,016,903
                                                                    ------------
                                                                     165,187,456
                                                                    ------------
Media & Broadcasting (4.17%)
   Reuters Group PLC ADR                                  155,433      6,851,487
   SBS Broadcasting SA ADR (a)                            360,181     12,401,032
   The Walt Disney Co.                                  2,728,640     73,345,843
   Viacom Inc. Class B                                    811,100     28,145,170
                                                                    ------------
                                                                     120,743,532
                                                                    ------------
Mining & Metals (1.85%)
   BHP Billiton Plc                                       941,859     11,013,613
   Newmont Mining Corp. Holding Co.                        36,700      1,737,745
   Nucor Corp.                                            265,600     14,050,240

                 See accompanying notes to financial statements.

                 STATE FARM ASSOCIATES' FUNDS TRUST GROWTH FUND
                       SCHEDULE OF INVESTMENTS (Continued)
                                November 30, 2004

                                                        Shares         Value
                                                      ---------   --------------
Common Stocks (Cont.)

Mining & Metals (Cont.)
   Rio Tinto PLC ADR                                    226,800   $   26,669,412
                                                                  --------------
                                                                      53,471,010
                                                                  --------------
Oil & Gas (11.12%)
   Anadarko Petroleum Corp.                             105,100        7,314,960
   BG Group PLC                                       3,199,100       22,188,449
   BP Amoco PLC ADR                                     626,392       38,429,149
   ChevronTexaco Corp.                                1,060,000       57,876,000
   Devon Energy Corp.                                   212,204        8,789,490
   Exxon Mobil Corp.                                  2,615,200      134,029,000
   Royal Dutch Petroleum Co. ADR                        516,300       29,563,338
   Tidewater Inc.                                       154,191        5,231,701
   Western Gas Resources Inc.                           608,600       18,866,600
                                                                  --------------
                                                                     322,288,687
                                                                  --------------
Retailers (3.16%)
   Home Depot Inc.                                      396,400       16,549,700
   McDonald's Corp.                                     292,200        8,982,228
   Wal-Mart Stores Inc.                               1,270,500       66,142,230
                                                                  --------------
                                                                      91,674,158
                                                                  --------------
Telecom & Telecom Equipment (5.31%)
   ADC Telecommunications Inc. (a)                    1,800,000        4,230,000
   BellSouth Corp.                                      485,300       13,015,746
   Cisco Systems Inc. (a)                             1,186,200       22,193,802
   Corning Inc. (a)                                   1,284,600       16,160,268
   Motorola Inc.                                        792,000       15,253,920
   Nokia Corp. ADR                                    1,181,100       19,098,387
   SBC Communications Inc.                            1,497,512       37,692,377
   Verizon Communications                               411,000       16,945,530
   Vodafone Group PLC ADR                               336,900        9,187,263
                                                                  --------------
                                                                     153,777,293
                                                                  --------------
Utilities & Energy (0.70%)
   Duke Energy Corp.                                    799,900       20,221,472
                                                                  --------------
Total Common Stocks
   (cost $1,391,408,632)                                           2,855,417,493
                                                                  --------------

                                                     Shares or
                                                     principal
                                                       amount          Value
                                                    -----------   --------------
Short-term Investments (0.76%)
   New Center Asset Trust,
      2.060%, 12/01/2004                            $20,000,000   $   20,000,000
   JPMorgan Treasury Plus Money
      Market Fund                                     1,892,915        1,892,915
                                                                  --------------
Total Short-term Investments
   (cost $21,892,915)                                                 21,892,915
                                                                  --------------
TOTAL INVESTMENTS (99.33%)
   (cost $1,413,301,547)                                           2,877,310,408
OTHER ASSETS, NET OF LIABILITIES (0.67%)                              19,407,884
                                                                  --------------
NET ASSETS (100.00%)                                              $2,896,718,292
                                                                  ==============

(a)  Non-income producing security.

ADR - American Depository Receipts

                 See accompanying notes to financial statements.

                STATE FARM ASSOCIATES' FUNDS TRUST BALANCED FUND
                             SCHEDULE OF INVESTMENTS
                                November 30, 2004

                                                          Shares        Value
                                                        ---------   ------------
Common Stocks (61.66%)

Agriculture, Foods, & Beverage (4.66%)
   Archer-Daniels-Midland Co.                             940,561   $ 19,939,893
   Campbell Soup Co.                                       26,000        741,780
   Hershey Foods Corp.                                     34,400      1,781,920
   Kellogg Co.                                            310,000     13,547,000
   Pepsico Inc.                                            98,200      4,901,162
   Sara Lee Corp.                                          58,000      1,361,840
   The Coca-Cola Co.                                      190,000      7,468,900
                                                                    ------------
                                                                      49,742,495
                                                                    ------------
Banks (4.62%)
   AmSouth Bancorporation                                  52,312      1,356,450
   Bank of America Corp.                                   89,800      4,155,046
   Fifth Third Bancorp                                     56,600      2,850,376
   M&T Bank Corp.                                          30,400      3,204,464
   Northern Trust Corp.                                    41,000      1,928,640
   Popular Inc. ADR                                       333,848      8,846,972
   SunTrust Banks Inc.                                     54,300      3,871,590
   Wells Fargo & Co.                                      373,800     23,089,626
                                                                    ------------
                                                                      49,303,164
                                                                    ------------
Building Materials & Construction (0.78%)
   Vulcan Materials Co.                                   160,200      8,306,370
                                                                    ------------
Chemicals (3.85%)
   Air Products & Chemicals Inc.                          230,000     13,167,500
   EI du Pont de Nemours and Co.                          108,705      4,926,511
   International Flavors & Fragrances Inc.                120,000      4,860,000
   Sigma-Aldrich Corp.                                    245,500     14,663,715
   The Dow Chemical Co.                                    69,000      3,482,430
                                                                    ------------
                                                                      41,100,156
                                                                    ------------
Computer Software & Services (3.43%)
   Applied Materials Inc. (a)                             114,400      1,903,616
   Automatic Data Processing Inc.                          28,900      1,315,817
   Intel Corp.                                            530,700     11,861,145
   KLA Tencor Corp. (a)                                    37,400      1,685,244
   Linear Technology Corp.                                 81,600      3,113,856
   Microsoft Corp.                                        625,400     16,766,974
                                                                    ------------
                                                                      36,646,652
                                                                    ------------
Computers (2.76%)
   Hewlett-Packard Co.                                    754,000     15,080,000
   International Business Machines Corp.                  152,100     14,333,904
                                                                    ------------
                                                                      29,413,904
                                                                    ------------
Consumer & Marketing (3.12%)
   AptarGroup Inc.                                         45,900      2,412,045
   Nestle SA ADR                                          101,000      6,490,573
   The Gillette Co.                                       300,000     13,047,000
   The Procter & Gamble Co.                               185,200   $  9,904,496
   Unilever NV ADR                                         22,857      1,439,991
                                                                    ------------
                                                                      33,294,105
                                                                    ------------
Electronic/Electrical Mfg. (2.62%)
   Agilent Technologies Inc. (a)                          143,787      3,291,284
   Emerson Electric Co.                                    31,200      2,084,784
   General Electric Co.                                   635,700     22,478,352
   Texas Instruments Inc.                                   6,300        152,334
                                                                    ------------
                                                                      28,006,754
                                                                    ------------
Financial Services (3.47%)
   Citigroup Inc.                                         307,000     13,738,250
   MBNA Corp.                                             240,975      6,400,296
   Wachovia Corp.                                         327,620     16,954,335
                                                                    ------------
                                                                      37,092,881
                                                                    ------------
Health Care (11.22%)
   Allergan Inc.                                           77,400      5,688,900
   Beckman Coulter Inc.                                    20,100      1,315,746
   Biomet Inc.                                            911,250     43,621,538
   Bristol-Myers Squibb Co.                                36,100        848,350
   Eli Lilly & Co.                                        212,000     11,305,960
   Johnson & Johnson                                      417,700     25,195,664
   Medtronic Inc.                                          21,600      1,037,880
   Merck & Co. Inc.                                       144,100      4,037,682
   Pfizer Inc.                                            960,000     26,659,200
                                                                    ------------
                                                                     119,710,920
                                                                    ------------
Machinery & Manufacturing (3.27%)
   3M Co.                                                 124,600      9,916,914
   Caterpillar Inc.                                       131,200     12,011,360
   HNI Corp.                                              160,000      6,782,400
   Illinois Tool Works Inc.                                65,300      6,153,219
                                                                    ------------
                                                                      34,863,893
                                                                    ------------
Media & Broadcasting (4.21%)
   Lee Enterprises Inc. Class A                            42,000      2,002,560
   Lee Enterprises Inc. Class B (b)                        42,000      2,002,560
   Reuters Group PLC ADR                                  200,433      8,835,087
   The Walt Disney Co.                                  1,065,995     28,653,945
   Viacom Inc. Class B                                     98,900      3,431,830
                                                                    ------------
                                                                      44,925,982
                                                                    ------------
Mining & Metals (2.02%)
   Newmont Mining Corp. Holding Co.                        29,200      1,382,620
   Nucor Corp.                                            218,400     11,553,360
   Rio Tinto PLC ADR                                       73,250      8,613,468
                                                                    ------------
                                                                      21,549,448
                                                                    ------------

                See accompanying notes to financial statements.

                STATE FARM ASSOCIATES' FUNDS TRUST BALANCED FUND
                       SCHEDULE OF INVESTMENTS (Continued)
                               November 30, 2004

                                                         Shares         Value
                                                       ----------   ------------
Common Stocks (Cont.)

Oil & Gas (6.37%)
   BG Group PLC                                           256,800   $  1,781,124
   BP Amoco PLC ADR                                       115,786      7,103,471
   ChevronTexaco Corp.                                    288,000     15,724,800
   Devon Energy Corp.                                      76,170      3,154,961
   Exxon Mobil Corp.                                      448,000     22,960,000
   Royal Dutch Petroleum Co. ADR                          216,400     12,391,064
   Western Gas Resources Inc.                             158,600      4,916,600
                                                                    ------------
                                                                      68,032,020
                                                                    ------------
Retailers (1.76%)
   Home Depot Inc.                                         32,800      1,369,400
   McDonald's Corp.                                        96,700      2,972,558
   Wal-Mart Stores Inc.                                   276,700     14,405,002
                                                                    ------------
                                                                      18,746,960
                                                                    ------------
Telecom & Telecom Equipment (3.20%)
   ADC Telecommunications Inc. (a)                      1,032,800      2,427,080
   BellSouth Corp.                                         47,800      1,281,996
   Cisco Systems Inc. (a)                                 207,400      3,880,454
   Corning Inc. (a)                                       372,300      4,683,534
   Motorola Inc.                                          192,000      3,697,920
   Nokia Corp. ADR                                        144,900      2,343,033
   SBC Communications Inc.                                470,024     11,830,504
   Verizon Communications                                  38,700      1,595,601
   Vodafone Group PLC ADR                                  87,500      2,386,125
                                                                    ------------
                                                                      34,126,247
                                                                    ------------
Utilities & Energy (0.30%)
   Duke Energy Corp.                                      125,900      3,182,752
                                                                    ------------
Total Common Stocks
   (cost $300,148,845)                                               658,044,703
                                                                    ------------
Corporate Bonds (19.33%)
Agriculture, Foods, & Beverage (1.52%)
   Pioneer Hi-Bred International Inc.
   5.750%, 01/15/2009                                  $3,000,000   $  3,179,778
   Archer-Daniels-Midland Co.
   5.870%, 11/15/2010                                   2,950,000      3,155,155
   The Coca-Cola Co.
   5.750%, 03/15/2011                                   3,000,000      3,220,719
   HJ Heinz Co.
   6.625%, 07/15/2011                                   3,000,000      3,343,128
   Sara Lee Corp.
   6.250%, 09/15/2011                                   2,000,000      2,201,832
   Kraft Foods Inc.
   6.250%, 06/01/2012                                  $1,000,000    $ 1,085,747
                                                                    ------------
                                                                      16,186,359
                                                                    ------------
Automotive (0.78%)
   Toyota Motor Credit
   5.650%, 01/15/2007                                   2,000,000      2,089,412
   Ford Motor Credit Co.
   5.800%, 01/12/2009                                   3,000,000      3,057,075
   General Motors Acceptance Corp.
   7.750%, 01/19/2010                                   3,000,000      3,214,608
                                                                    ------------
                                                                       8,361,095
                                                                    ------------
Banks (0.10%)
   JPMorgan Chase & Co.
   5.350%, 03/01/2007                                   1,000,000      1,039,667
                                                                    ------------
Building Materials & Construction (0.88%)
   Leggett & Platt Inc.
   7.650%, 02/15/2005                                   3,000,000      3,025,032
   Masco Corp.
   6.750%, 03/15/2006                                   3,000,000      3,136,965
   Vulcan Materials Co.
   6.000%, 04/01/2009                                   3,000,000      3,193,143
                                                                    ------------
                                                                       9,355,140
                                                                    ------------
Chemicals (0.59%)
   The Dow Chemical Co.
   6.125%, 02/01/2011                                   3,000,000      3,244,920
   EI du Pont de Nemours and Co.
   4.875%, 04/30/2014                                   3,000,000      3,025,791
                                                                    ------------
                                                                       6,270,711
                                                                    ------------
Computers (0.30%)
   International Business Machines Corp.
   5.375%, 02/01/2009                                   3,000,000      3,154,164
                                                                    ------------
Consumer & Marketing (1.93%)
   Hasbro Inc.
   5.600%, 11/01/2005                                   2,000,000      2,037,500
   Kimberly Clark Corp.
   7.100%, 08/01/2007                                   3,000,000      3,277,014
   Avery Dennison Corp.
   5.900%, 12/01/2008                                   5,000,000      5,285,090
   The Procter & Gamble Co.
   6.875%, 09/15/2009                                   3,000,000      3,363,393
   Unilever Capital Corp.
   7.125%, 11/01/2010                                   3,000,000      3,432,696

                See accompanying notes to financial statements.

                STATE FARM ASSOCIATES' FUNDS TRUST BALANCED FUND
                       SCHEDULE OF INVESTMENTS (Continued)
                                November 30, 2004

                                                         Principal
                                                          amount        Value
                                                        ----------   -----------
Corporate Bonds (Cont.)

Consumer & Marketing (Cont.)
   Clorox Co.
   6.125%, 02/01/2011                                   $3,000,000   $ 3,253,290
                                                                     -----------
                                                                      20,648,983
                                                                     -----------
Electronic/Electrical Mfg. (0.30%)
   Emerson Electric Co.
   5.850%, 03/15/2009                                    3,000,000     3,211,404
                                                                     -----------
Financial Services (1.13%)
   Household Finance Corp.
   7.200%, 07/15/2006                                    3,000,000     3,174,708
   Citigroup Inc.
   5.000%, 03/06/2007                                    1,000,000     1,032,795
   General Electric Capital Corp.
   7.375%, 01/19/2010                                    2,000,000     2,280,496
   BellSouth Capital Funding Corp.
   7.750%, 02/15/2010                                    3,000,000     3,462,006
   Wells Fargo Financial
   6.125%, 04/18/2012                                    2,000,000     2,159,514
                                                                     -----------
                                                                      12,109,519
                                                                     -----------
Health Care (1.87%)
   Abbott Laboratories
   5.625%, 07/01/2006                                    3,000,000     3,109,272
   Bristol-Myers Squibb Co.
   4.750%, 10/01/2006                                    3,000,000     3,072,285
   Abbott Laboratories
   3.500%, 02/17/2009                                    1,000,000       981,918
   Johnson & Johnson
   6.625%, 09/01/2009                                    3,000,000     3,334,275
   Becton Dickinson & Co.
   7.150%, 10/01/2009                                    3,000,000     3,375,888
   Eli Lilly & Co.
   6.000%, 03/15/2012                                    2,000,000     2,172,272
   Merck & Co. Inc.
   4.375%, 02/15/2013                                    2,000,000     1,924,364
   Schering Plough Corp.
   5.300%, 12/01/2013                                    1,000,000     1,029,174
   Pfizer Inc.
   4.500%, 02/15/2014                                    1,000,000       977,107
                                                                     -----------
                                                                      19,976,555
                                                                     -----------
Machinery & Manufacturing (1.78%)
   United Technologies Corp.
   7.000%, 09/15/2006                                    3,000,000     3,171,609
   Illinois Tool Works Inc.
   5.750%, 03/01/2009                                    3,000,000     3,207,705
   Caterpillar Inc.
   7.250%, 09/15/2009                                    3,000,000     3,388,365
   Honeywell International Inc.
   7.500%, 03/01/2010                                    3,000,000     3,456,849
   Deere & Co.
   7.850%, 05/15/2010                                   $3,000,000   $ 3,502,518
   Dover Corp.
   6.500%, 02/15/2011                                    2,000,000     2,218,314
                                                                     -----------
                                                                      18,945,360
                                                                     -----------
Media & Broadcasting (0.91%)
   The Walt Disney Co.
   5.500%, 12/29/2006                                    2,000,000     2,087,112
   Gannett Co.
   5.500%, 04/01/2007                                    1,000,000     1,043,833
   The Washington Post Co.
   5.500%, 02/15/2009                                    3,000,000     3,165,081
   Knight-Ridder Inc.
   7.125%, 06/01/2011                                    3,000,000     3,410,316
                                                                     -----------
                                                                       9,706,342
                                                                     -----------
Mining & Metals (0.52%)
   Alcan Inc.
   6.450%, 03/15/2011                                    2,000,000     2,196,798
   Alcoa Inc.
   6.500%, 06/01/2011                                    3,000,000     3,341,799
                                                                     -----------
                                                                       5,538,597
                                                                     -----------
Oil & Gas (0.60%)
   Northern Illinois Gas
   5.875%, 08/15/2008                                    3,000,000     3,203,532
   Texaco Capital
   5.500%, 01/15/2009                                    3,000,000     3,163,134
                                                                     -----------
                                                                       6,366,666
                                                                     -----------
Pharmaceuticals (0.46%)
   GlaxoSmithKline
   4.375%, 04/15/2014                                    3,000,000     2,878,311
   Astrazeneca PLC SP
   5.400%, 06/01/2014                                    2,000,000     2,081,818
                                                                     -----------
                                                                       4,960,129
                                                                     -----------
Retailers (0.93%)
   Albertsons Inc.
   6.950%, 08/01/2009                                    3,000,000     3,312,342
   Wal-Mart Stores Inc.
   6.875%, 08/10/2009                                    3,000,000     3,359,787
   McDonald's Corp.
   6.000%, 04/15/2011                                    3,000,000     3,258,543
                                                                     -----------
                                                                       9,930,672
                                                                     -----------
Telecom & Telecom Equipment (2.38%)
   Vodafone Group PLC
   7.625%, 02/15/2005                                    3,000,000     3,030,471

                 See accompanying notes to financial statements.

                STATE FARM ASSOCIATES' FUNDS TRUST BALANCED FUND
                       SCHEDULE OF INVESTMENTS (Continued)
                                November 30, 2004

                                                       Principal
                                                         amount         Value
                                                      -----------   ------------
Corporate Bonds (Cont.)

Telecom & Telecom Equipment (Cont.)
   Deutsche Telekom International Financial
   8.250%, 06/15/2005                                 $ 3,000,000   $  3,084,978
   US West Communications
   5.625%, 11/15/2008                                   5,000,000      5,037,500
   Motorola Inc.
   7.625%, 11/15/2010                                   3,000,000      3,465,573
   Verizon New Jersey Inc.
   5.875%, 01/17/2012                                   3,000,000      3,163,377
   SBC Communications Inc.
   5.875%, 02/01/2012                                   3,000,000      3,197,571
   Telstra Corp. Ltd.
   6.375%, 04/01/2012                                   2,000,000      2,191,602
   Alltel Corp.
   7.000%, 07/01/2012                                   2,000,000      2,277,070
                                                                    ------------
                                                                      25,448,142
                                                                    ------------
Utilities & Energy (2.35%)
   Virginia Electric & Power
   5.375%, 02/01/2007                                   3,000,000      3,113,541
   PPL Electric Utilities
   5.875%, 08/15/2007                                   2,000,000      2,103,416
   Duke Energy Corp.
   7.375%, 03/01/2010                                   3,000,000      3,390,876
   IES Utilities
   6.750%, 03/15/2011                                   2,000,000      2,214,116
   Florida Power Corp.
   6.650%, 07/15/2011                                   3,000,000      3,313,572
   Wisconsin Public Service
   6.125%, 08/01/2011                                   3,000,000      3,276,423
   Pacificorp
   6.900%, 11/15/2011                                   2,000,000      2,272,582
   Tampa Electric Co.
   6.875%, 06/15/2012                                   3,000,000      3,352,017
   Midamerican Energy Co.
   5.125%, 01/15/2013                                   2,000,000      2,035,492
                                                                    ------------
                                                                      25,072,035
                                                                    ------------
Total Corporate Bonds
   (cost $191,416,613)                                               206,281,540
                                                                    ------------
Government Agency Securities (1.01%)
Federal National Mortgage Association
   6.000%, 05/15/2008                                  10,000,000     10,757,420
                                                                    ------------
Total Government Agency Securities
   (cost $9,778,506)                                                  10,757,420
                                                                    ------------

                                                     Shares or
                                                     principal
                                                       amount         Value
                                                    -----------   --------------
U.S. Treasury Obligations (15.54%)

U.S. Treasury Bonds
   9.375%, 02/15/2006                               $11,500,000   $   12,398,886
   10.000%, 05/15/2010                                7,000,000        7,235,977

U.S. Treasury Notes
   6.500%, 05/15/2005                                 4,500,000        4,584,024
   5.875%, 11/15/2005                                 6,000,000        6,180,234
   6.125%, 08/15/2007                                15,000,000       16,127,925
   3.000%, 11/15/2007                                20,000,000       19,850,000
   5.500%, 02/15/2008                                 4,000,000        4,263,280
   3.125%, 10/15/2008                                15,000,000       14,810,160
   5.750%, 08/15/2010                                 5,000,000        5,484,375
   5.000%, 08/15/2011                                 5,000,000        5,287,890
   4.875%, 02/15/2012                                10,000,000       10,482,030
   4.375%, 08/15/2012                                10,000,000       10,140,230
   3.875%, 02/15/2013                                10,000,000        9,762,890
   3.625%, 05/15/2013                                10,000,000        9,587,890
   4.250%, 08/15/2013                                10,000,000        9,977,730
   4.250%, 11/15/2013                                10,000,000        9,954,300
   4.000%, 02/15/2014                                10,000,000        9,750,000
                                                                  --------------
Total U.S. Treasury Obligations
   (cost $166,361,987)                                               165,877,821
                                                                  --------------
Short-term Investments (1.65%)
   New Center Asset Trust,
      2.060%, 12/01/2004                             15,000,000       15,000,000
   JPMorgan Treasury Plus Money Market Fund           2,646,823        2,646,823
                                                                  --------------
Total Short-term Investments
   (cost $17,646,823)                                                 17,646,823
                                                                  --------------
TOTAL INVESTMENTS (99.19%)
   (cost $685,352,774)                                             1,058,608,307
OTHER ASSETS, NET OF LIABILITIES (0.81%)                               8,687,419
                                                                  --------------
NET ASSETS (100.00%)                                              $1,067,295,726
                                                                  ==============
(a)  Non-income producing security.
(b) Illiquid and fair valued due to sales restrictions on Class B shares. At November 30, 2004, the value of this security amounted to $2,002,560 or 0.19% of net assets.

ADR - American Depository Receipts

                 See accompanying notes to financial statements.

                 STATE FARM ASSOCIATES' FUNDS TRUST INTERIM FUND
                             SCHEDULE OF INVESTMENTS
                                November 30, 2004

                                                       Shares or
                                                       principal
                                                         amount         Value
                                                      -----------   ------------

U.S. Treasury Obligations (97.66%)

U.S. Treasury Notes
   7.500%, 02/15/2005                                 $ 7,000,000   $  7,084,763
   6.500%, 05/15/2005                                   4,000,000      4,074,688
   6.500%, 08/15/2005                                   8,000,000      8,222,816
   5.750%, 11/15/2005                                  12,000,000     12,344,532
   5.625%, 02/15/2006                                   8,000,000      8,272,184
   4.625%, 05/15/2006                                   7,000,000      7,177,737
   6.500%, 10/15/2006                                   4,000,000      4,254,844
   3.500%, 11/15/2006                                  11,000,000     11,103,125
   6.250%, 02/15/2007                                   4,000,000      4,269,532
   6.625%, 05/15/2007                                   3,000,000      3,245,508
   4.375%, 05/15/2007                                   5,000,000      5,144,920
   3.250%, 08/15/2007                                  10,000,000     10,012,110
   6.125%, 08/15/2007                                   9,000,000      9,676,755
   5.500%, 02/15/2008                                  15,000,000     15,987,300
   5.625%, 05/15/2008                                   5,000,000      5,363,085
   3.250%, 08/15/2008                                   5,000,000      4,966,600
   4.750%, 11/15/2008                                  10,000,000     10,459,770
   3.000%, 02/15/2009                                   5,000,000      4,890,820
   3.125%, 04/15/2009                                   8,000,000      7,847,816
   5.500%, 05/15/2009                                  10,000,000     10,791,800
   6.000%, 08/15/2009                                  11,000,000     12,103,432
   6.500%, 02/15/2010                                  15,000,000     16,932,420
   5.750%, 08/15/2010                                  10,000,000     10,968,750
                                                                    ------------
Total U.S. Treasury Obligations
   (cost $194,053,755)                                               195,195,307
                                                                    ------------
Short-term Investments (1.94%)
   JPMorgan Treasury Plus Money Market Fund             3,870,510      3,870,510
                                                                    ------------
Total Short-term Investments
   (cost $3,870,510)                                                   3,870,510
                                                                    ------------
TOTAL INVESTMENTS (99.60%)
   (cost $197,924,265)                                               199,065,817
OTHER ASSETS, NET OF LIABILITIES (0.40%)                                 804,400
                                                                    ------------
NET ASSETS (100.00%)                                                $199,870,217
                                                                    ============

                 See accompanying notes to financial statements.

             STATE FARM ASSOCIATES' FUNDS TRUST MUNICIPAL BOND FUND
                             SCHEDULE OF INVESTMENTS
                                November 30, 2004

                                                                                             Rating
                                                                     Coupon    Maturity     (Moody's     Principal
                                                                      rate       date      or S&P)(a)     amount        Value
                                                                     ------   ----------   ----------   ----------   -----------
Long-term Municipal Bonds (98.00%)

Alabama (1.10%)
   City of Birmingham, Alabama, General Obligation Refunding
      Bonds, Series 2002A                                            5.500%   04/01/2013       Aaa      $2,000,000   $ 2,256,960
   Limestone County Board of Education, Alabama, Capital Outlay
      Tax Anticipation Warrants, Series 1998                         4.900%   07/01/2015       Aaa       2,465,000     2,586,894
                                                                                                                     -----------
                                                                                                                       4,843,854
                                                                                                                     -----------
Alaska (1.58%)
   Municipality of Anchorage, Alaska, 1994 General Obligation
      School Bonds                                                   5.400%   07/01/2005       Aaa       1,100,000     1,124,706
   Municipality of Anchorage, Alaska, 2000 General Obligation
      General Purpose Bonds, Series A
      (Prerefunded to 09-01-2010 @ 100)                              5.625%   09/01/2013       Aaa       1,500,000     1,701,195
   Municipality of Anchorage, Alaska, Senior Lien Refunding
      Electric Revenue Bonds, 1996                                   6.500%   12/01/2014       Aaa       2,000,000     2,434,400
   Matanuska-Susitna Borough, Alaska, General Obligation School
      Bonds, 1999 Series A
      (Prerefunded to 03-01-2009 @ 100)                              5.000%   03/01/2015       Aaa       1,565,000     1,708,370
                                                                                                                     -----------
                                                                                                                       6,968,671
                                                                                                                     -----------
Arizona (3.05%)
   City of Phoenix, Arizona, General Obligation Refunding Bonds,
      Series 1993 A                                                  5.300%   07/01/2006       Aa1       2,340,000     2,451,478
   Maricopa County, Arizona, Unified School District No. 69,
      Paradise Valley School Improvement Bonds, Series 1994A         7.100%   07/01/2008       A1        1,000,000     1,141,000
   Maricopa County, Arizona, Unified School District No. 69,
      Paradise Valley School Improvement Bonds, Series 1994A         7.000%   07/01/2009       A1        1,200,000     1,397,148
   Maricopa County, Arizona, Unified School District No. 69,
      Paradise Valley School Improvement Bonds, Series 1994A         7.000%   07/01/2010       A1        2,500,000     2,971,850
   Mesa Unified School District No. 4 of Maricopa County,
      Arizona, School Improvement Bonds, Project of 1995,
      Series D (1997) (Prerefunded to 07-01-2007 @ 100)              4.750%   07/01/2010       Aaa       4,250,000     4,509,080
   Salt River Project Arizona Agricultural Improvement and Power
      District, Arizona,
      Salt River Project Electric System Refunding Revenue
      Bonds, 2002 Series C                                           5.000%   01/01/2015       Aa2         900,000       972,540
                                                                                                                     -----------
                                                                                                                      13,443,096
                                                                                                                     -----------
Arkansas (2.03%)
   State of Arkansas, Federal Highway Grant Anticipation and Tax
      Revenue Bonds, General Obligation, Series 2002                 5.000%   08/01/2013       Aa2       5,000,000     5,457,800
   State of Arkansas, Federal Highway Grant Anticipation and Tax
      Revenue Bonds, General Obligation, Series 2002                 5.000%   08/01/2014       Aa2       2,000,000     2,167,800
   Van Buren Arkansas, School District No. 42, Refunded and
      Construction                                                   4.500%   04/01/2017       Aaa       1,295,000     1,316,821
                                                                                                                     -----------
                                                                                                                       8,942,421
                                                                                                                     -----------
California (7.42%)
   State of California, Various Purpose, General Obligation Bonds    6.000%   10/01/2006       A3        2,000,000     2,127,180
   Sacramento County, California, Sanitary District Financing
      Authority Revenue Bonds, 1995 (Escrowed to Maturity)           5.000%   12/01/2007       AA        2,830,000     2,990,942
   Sacramento County, California, Sanitary District Financing
      Authority Revenue Bonds, 1995
      (Prerefunded to 12-01-2007 @ 100)                              5.000%   12/01/2008       AA        1,500,000     1,585,305
   State of California, Various Purpose, General Obligation Bonds    5.000%   02/01/2014       A3        3,600,000     3,845,160
   Calleguas-Las Virgines, Public Financing Authority Revenue
      Bonds, Series A (Calleguas Municipal Water District Project)   5.000%   07/01/2015       Aaa       1,000,000     1,080,270
   State of California, Various Purpose General Obligation Bonds     5.250%   11/01/2015       A3        3,000,000     3,288,090

                See accompanying notes to financial statements.

             STATE FARM ASSOCIATES' FUNDS TRUST MUNICIPAL BOND FUND
                       SCHEDULE OF INVESTMENTS (Continued)
                               November 30, 2004

                                                                                           Rating
                                                                   Coupon    Maturity     (Moody's     Principal
                                                                    rate       date      or S&P)(a)     amount        Value
                                                                   ------   ----------   ----------   ----------   -----------
Long-term Municipal Bonds (Cont.)

California (Cont.)
   Los Angeles Unified School District, County of Los Angeles,
      California, General Obligation Bonds, Series A 2003          5.375%   07/01/2016       Aaa      $3,905,000   $ 4,381,879
   State of California, Various Purpose General Obligation Bonds   5.000%   02/01/2017       A3        3,250,000     3,439,377
   San Diego Community College District, San Diego County,
      California, General Obligation Bonds, Election of 2002,
      Series 2003                                                  5.000%   05/01/2017       Aaa       1,355,000     1,451,923
   State of California, Economic Recovery Bonds, Series A          5.000%   07/01/2017       Aa3       5,000,000     5,274,700
   Chino Valley Unified School District, (County of San
      Bernadino, California)
      General Obligation Bonds, 2002 Election, Series B            5.000%   08/01/2017       Aaa       1,560,000     1,674,348
   State of California, General Obligation Bonds                   5.000%   12/01/2017       A3        1,500,000     1,571,910
                                                                                                                   -----------
                                                                                                                    32,711,084
                                                                                                                   -----------
Colorado (5.34%)
   Arapahoe County School District No. 6, Colorado, Littleton
      Public Schools
      General Obligation Improvement Bonds, Series 1995A
      (Prerefunded to 12-01-2006 @ 102)                            5.000%   12/01/2007       Aa2       2,000,000     2,146,980
   Cherry Creek School District No. 5, (Arapahoe County,
      Colorado), General Obligation Bonds, Series 1999             5.500%   12/15/2009       Aa2       2,000,000     2,231,960
   Mesa County Valley School District No. 51, County of Mesa,
      State of Colorado,
      General Obligation Bonds, Series 1996 (Prerefunded to
      12-01-2006 @ 101)                                            5.300%   12/01/2010       Aaa       2,540,000     2,717,140
   St. Vrain School District # R3-1J, Colorado, General
      Obligation, Series 1997                                      5.000%   12/15/2012       Aaa       3,135,000     3,378,245
   City of Boulder, Colorado, Open Space Acquisition
      Refunding Bonds, Series 1999                                 5.000%   08/15/2013       Aa1       1,855,000     1,983,663
   School District Number 12 Adams County, Colorado, (Adams 12
      Five Star Schools), General Obligation Bonds, Series 2001A   5.250%   12/15/2013       Aaa       3,000,000     3,291,450
   El Paso County, Colorado, School District Number 2, Harrison,
      (El Paso County, Colorado) General Obligation Bonds,
      Series 2001                                                  5.500%   12/01/2014       Aaa       1,135,000     1,266,626
   Weld County School District 6, Weld County, Colorado, General
      Obligation Bonds, Series 2002                                5.250%   12/01/2014       Aaa       1,365,000     1,489,938
   El Paso County, Colorado, School District Number 2, Harrison,
      (El Paso County, Colorado) General Obligation Bonds,
      Series 2001                                                  5.500%   12/01/2015       Aaa       1,170,000     1,302,619
   Weld County School District 6, Weld County, Colorado, General
      Obligation Bonds, Series 2002                                5.250%   12/01/2016       Aaa       1,530,000     1,661,228
   Boulder Valley School District No. RE-2, Boulder and Gilpin
      Counties, Colorado, General Obligation Bonds, Series 1999    4.750%   12/01/2018       Aa3       2,000,000     2,054,540
                                                                                                                   -----------
                                                                                                                    23,524,389
                                                                                                                   -----------
Connecticut (1.93%)
   State of Connecticut, General Obligation Bonds
      (Prerefunded to 11-15-2011 @ 100)                            5.125%   11/15/2016       Aa3       5,000,000     5,516,800
   Clinton, Connecticut, General Obligation Unlimited              5.000%   01/15/2017       Aaa         390,000       414,925
   Clinton, Connecticut, General Obligation Unlimited              5.000%   01/15/2018       Aaa         600,000       637,578
   The University of Connecticut, General Obligation Bonds,
      Series A 2004                                                5.000%   01/15/2018       Aaa         600,000       645,432
   Town of New Canaan Connecticut, General Obligation Bonds,
      Issue of 2004                                                4.750%   06/15/2018       Aaa       1,250,000     1,296,800
                                                                                                                   -----------
                                                                                                                     8,511,535
                                                                                                                   -----------
Delaware (0.51%)
   The State of Delaware, General Obligation Bonds, Series 1994B
      (Prerefunded to 12-01-2004 @ 100)                            6.000%   12/01/2011       Aaa       1,125,000     1,125,000

                See accompanying notes to financial statements.

             STATE FARM ASSOCIATES' FUNDS TRUST MUNICIPAL BOND FUND
                       SCHEDULE OF INVESTMENTS (Continued)
                                November 30, 2004

                                                                                       Rating
                                                               Coupon    Maturity     (Moody's     Principal
                                                                rate       date      or S&P)(a)     amount        Value
                                                               ------   ----------   ----------   ----------   -----------
Long-term Municipal Bonds (Cont.)

Delaware (Cont.)
   The State of Delaware, General Obligation Bonds,
      Series 1994B (Prerefunded to 12-01-2004 @ 100)           6.000%   12/01/2012       Aaa      $1,125,000   $ 1,125,000
                                                                                                               -----------
                                                                                                                 2,250,000
                                                                                                               -----------
Florida (1.70%)
   State of Florida, State Board of Education, Public
      Education Capital Outlay Refunding Bonds,
      1995 Series C                                            5.125%   06/01/2008       Aa2       2,000,000     2,049,100
   State of Florida, State Board of Education, Public
      Education Capital Outlay, Refunding Bonds,
      1999 Series B                                            5.500%   06/01/2016       Aa2       4,910,000     5,451,622
                                                                                                               -----------
                                                                                                                 7,500,722
                                                                                                               -----------
Georgia (6.05%)
   Forsyth County School District, Georgia, General
      Obligation Bonds, Series 1995
      (Prerefunded to 07-01-2005 @ 102)                        5.050%   07/01/2007       Aaa       3,215,000     3,335,145
   State of Georgia, General Obligation Bonds, Series 1996C    6.250%   08/01/2009       Aaa       3,590,000     4,119,058
   State of Georgia, General Obligation Bonds, Series 1995C    5.700%   07/01/2011       Aaa       2,000,000     2,289,300
   Gwinnett County Water & Sewer Authority, Georgia,
      Revenue Series 1998                                      5.000%   08/01/2011       Aaa       4,000,000     4,351,400
   State of Georgia, General Obligation Bonds, Series 1995B    5.750%   03/01/2012       Aaa       3,000,000     3,453,300
   State of Georgia, General Obligation Bonds, Series 1997A    6.250%   04/01/2012       Aaa       3,000,000     3,552,420
   State of Georgia, General Obligation Bonds, Series B
      (Prerefunded to 05-01-2012 @ 100)                        5.125%   05/01/2014       Aaa       5,000,000     5,560,700
                                                                                                               -----------
                                                                                                                26,661,323
                                                                                                               -----------
Hawaii (1.79%)
   City and County of Honolulu, Hawaii, General
      Obligation Bonds, 1996 Series A                          5.400%   09/01/2009       Aaa       1,775,000     1,897,528
   City and County of Honolulu, Hawaii, General Obligation
      Bonds, 1996 Series A(Prerefunded to 09-01-2008 @ 100)    5.400%   09/01/2009       Aaa       2,225,000     2,454,197
   State of Hawaii, General Obligation Bonds of 1992,
      Series BW                                                6.375%   03/01/2011       Aa3       3,000,000     3,520,260
                                                                                                               -----------
                                                                                                                 7,871,985
                                                                                                               -----------
Idaho (0.40%)
   Nampa School District No. 131, Canyon County, Idaho,
      General Obligation School Bonds, Series 2003             4.750%   08/15/2018         A       1,690,000     1,765,830
                                                                                                               -----------
Illinois (5.55%)
   State of Illinois, General Obligation Bonds, Series of
      September 1996 (Prerefunded to 09-01-2006 @ 102)         5.450%   09/01/2009       Aaa       4,000,000     4,301,760
   Forest Preserve District of Kane County, Kane
      County, Illinois, General Obligation Bonds,
      Series 1999 (Prerefunded to 12-30-2009 @ 100)            5.000%   12/30/2011       Aa3       2,500,000     2,752,250
   School District Number 112 (North Shore), Lake
      County, Illinois, Refunding School Bonds, Series 2002    5.750%   12/01/2012       Aa1       3,750,000     4,305,787
   Lake County Forest Preserve District, Lake County,
      Illinois, General Obligation Land Acquisition and
      Development Bonds, Series 2000                           5.000%   12/15/2012       Aaa       2,000,000     2,156,240
   State of Illinois, General Obligation Bonds,
      Illinois, First Series of April 2001                     5.375%   04/01/2013       Aaa       2,000,000     2,244,200
   DuPage County Forest Preserve District, Illinois,
      General Obligation, Series 1997
      (Prerefunded to 10-01-2008 @ 100)                        4.900%   10/01/2013       Aaa       3,785,000     4,057,255
   Community Unit School District Number 200, DuPage
      County, Illinois (Wheaton-Warrenville),
      General Obligation School Building Bonds, Series 1999    5.050%   02/01/2015       Aaa       2,195,000     2,339,541
   Community Unit School District Number 308, Kendall,
      Kane and Will Counties, Illinois, General Obligation
      School Bonds, Series 2003C                               5.000%   10/01/2015       Aaa       1,045,000     1,129,290

                 See accompanying notes to financial statements.

             STATE FARM ASSOCIATES' FUNDS TRUST MUNICIPAL BOND FUND
                       SCHEDULE OF INVESTMENTS (Continued)
                                November 30, 2004

                                                                                       Rating
                                                               Coupon    Maturity     (Moody's     Principal
                                                                rate       date      or S&P)(a)     amount        Value
                                                               ------   ----------   ----------   ----------   -----------
Long-term Municipal Bonds (Cont.)

Illinois (Cont.)
   Community Unit School District Number 308, Kendall,
      Kane and Will Counties, Illinois, General Obligation
      School Bonds, Series 2003C                               5.000%   10/01/2016       Aaa      $1,100,000   $ 1,181,081
                                                                                                               -----------
                                                                                                                24,467,404
                                                                                                               -----------
Indiana (1.69%)
   Southwest Allen, Indiana, High School Building
      Corp., 1st Mortgage Refunding Bonds, Series 1996B        4.850%   07/15/2006       Aaa       2,125,000     2,205,792
   Eagle-Union Community Schools Building Corporation,
      Boone County, Indiana, 1st Mortgage Refunding Bonds,
      Series 1999                                              4.875%   07/05/2015       Aaa       2,325,000     2,423,185
   Highland School Building Corporation, Lake County,
      Indiana, First Mortgage Refunding Bonds, Series 2003     5.000%   07/10/2016       Aaa       2,635,000     2,823,113
                                                                                                               -----------
                                                                                                                 7,452,090
                                                                                                               -----------
Iowa (1.01%)
   Polk County, Iowa, Essential County Purpose
      General Obligation Bonds, Series 2001                    5.000%   06/01/2014       Aaa       3,325,000     3,556,586
   City of West Des Moines, Iowa, General Obligation
      Bonds, Series 2004A                                      5.000%   06/01/2018       Aaa         850,000       909,662
                                                                                                               -----------
                                                                                                                 4,466,248
                                                                                                               -----------
Kansas (1.89%)
   Unified School District No. 383, Riley County,
      Kansas, (Manhattan-Ogden) General Obligation Refunding
      Bonds, Series 2001                                       5.000%   11/01/2014       Aaa       2,790,000     2,991,717
   Kansas Development Finance Authority, Kansas Water
      Pollution Control Revolving Fund Revenue Bonds           5.500%   05/01/2015       Aaa       2,000,000     2,284,480
   City of Wichita, Kansas, Water and Sewer Utility
      Revenue Bonds, Series 1999                               4.000%   10/01/2017       Aaa       1,300,000     1,288,352
   Derby Kansas Refunded Water Systems, Series a               5.000%   12/01/2017       Aaa         670,000       718,106
   Unified School District No. 263, Sedgewick County,
      Kansas (Mulvane) General Obligation School
      Building Bonds, Series 2004                              5.000%   09/01/2018       Aaa       1,000,000     1,066,670
                                                                                                               -----------
                                                                                                                 8,349,325
                                                                                                               -----------
Kentucky (1.50%)
   Louisville and Jefferson County Metropolitan Sewer
      District (Commonwealth of Kentucky), Sewer and
      Drainage System Revenue Bonds, Series 1999A              5.500%   05/15/2009       Aaa       2,720,000     3,013,216
   Jefferson County, Kentucky, General Obligation Refunding
      Bonds, Series 1998A                                      4.600%   12/01/2013       Aa2       1,665,000     1,761,170
   Jefferson County, Kentucky, General Obligation Refunding
      Bonds, Series 1998A                                      4.700%   12/01/2014       Aa2       1,745,000     1,842,511
                                                                                                               -----------
                                                                                                                 6,616,897
                                                                                                               -----------
Louisiana (2.20%)
   State of Louisiana, General Obligation Bonds,
      Series 1997 A                                            5.375%   04/15/2011       Aaa       5,000,000     5,399,550
   State of Louisiana, General Obligation Bonds,
      Series 2003 A                                            5.000%   05/01/2018       Aaa       4,000,000     4,277,280
                                                                                                               -----------
                                                                                                                 9,676,830
                                                                                                               -----------
Maryland (1.22%)
   Montgomery County, Maryland, General Obligation
      Consolidated Public Improvement, 1998 Series A
      (Prerefunded to 05-01-2008 @ 101)                        4.875%   05/01/2013       Aaa       3,410,000     3,711,512
   State of Maryland, General Obligation Bonds, State
      and Local Facilities Loan of 2002, Second Series         5.500%   08/01/2014       Aaa         430,000       494,633

                 See accompanying notes to financial statements.

             STATE FARM ASSOCIATES' FUNDS TRUST MUNICIPAL BOND FUND
                       SCHEDULE OF INVESTMENTS (Continued)
                                November 30, 2004

                                                                                      Rating
                                                              Coupon    Maturity     (Moody's     Principal
                                                               rate       date      or S&P)(a)     amount        Value
                                                              ------   ----------   ----------   ----------   -----------
Long-term Municipal Bonds (Cont.)

Maryland (Cont.)
   Baltimore County Maryland, General Obligation Bonds,
      Consolidated Public Improvement, Series 2002            5.000%   09/01/2014       Aaa      $1,050,000   $ 1,147,787
                                                                                                              -----------
                                                                                                                5,353,932
                                                                                                              -----------
Massachusetts (1.58%)
   Massachusetts Bay Transportation Authority,
      General Transportation System Bonds, Series C           5.500%   03/01/2013       Aaa         125,000       141,710
   Town of Westborough Massachusetts, General
      Obligation Bonds, (Unlimited Tax)                       5.000%   11/15/2016       Aa2       1,135,000     1,218,774
   The Commonwealth of Massachusetts, General Obligation
      Bonds, Consolidated Loan of 2003, Series C
      (Prerefunded to 08-01-2013 @ 100)                       5.250%   08/01/2017       AA-       5,000,000     5,605,000
                                                                                                              -----------
                                                                                                                6,965,484
                                                                                                              -----------
Michigan (3.18%)
   State of Michigan, General Obligation Bonds, Clean
      Michigan Initiative Program, Series 1999A               5.500%   11/01/2009       Aa1       3,140,000     3,505,025
   Lake Orion Community School District, County of
      Oakland, State of Michigan, 2000 School Building
      and Site Bonds, (General Obligation - Unlimited Tax),
      Series A (Prerefunded to 05-01-2010 @ 100)              5.550%   05/01/2011       Aaa       2,500,000     2,808,200
   Northville Public Schools, Michigan, 1997 General
      Obligation School Building & Site & Refunding           5.100%   05/01/2011       Aaa       3,800,000     4,014,168
   Clarkston Community Schools, County of Oakland,
      State of Michigan, 1998 Refunding Bonds
      (General Obligation-Unlimited Tax)                      4.850%   05/01/2012       Aaa       1,500,000     1,583,310
   Avondale School District, Oakland County, Michigan, 1999
      Refunding Bonds (Unlimited Tax General Obligation)      4.850%   05/01/2015       Aaa       1,000,000     1,050,530
   Avondale School District, Oakland County, Michigan, 1999
      Refunding Bonds (Unlimited Tax General Obligation)      4.900%   05/01/2016       Aaa       1,000,000     1,048,400
                                                                                                              -----------
                                                                                                               14,009,633
                                                                                                              -----------
Minnesota (1.10%)
   Wayzata Independent School District #284, Minnesota,
      General Obligation School Building Refunding,
      Series 1998A                                            5.000%   02/01/2012       Aa2       3,000,000     3,193,050
   Anoka Hennepin Independent School District 11, Coon
      Rapids, Minnesota, General Obligation, Alternative
      Facility Bonds, Series 2004A                            4.000%   02/01/2017       Aaa       1,665,000     1,651,747
                                                                                                              -----------
                                                                                                                4,844,797
                                                                                                              -----------
Mississippi (1.03%)
   State of Mississippi, General Obligation Refunding
      Bonds, Series 2001                                      5.500%   09/01/2013       Aa3       2,000,000     2,265,140
   State of Mississippi, General Obligation Refunding
      Bonds, Series 2002A                                     5.500%   12/01/2015       Aa3       2,000,000     2,281,980
                                                                                                              -----------
                                                                                                                4,547,120
                                                                                                              -----------
Missouri (1.08%)
   The School District of St. Joseph, (St. Joseph,
      Missouri), General Obligation School Building Bonds,
      Series 2000, (Missouri Direct Deposit Program)          5.450%   03/01/2011       AA+       1,375,000     1,539,093
   Missouri Highways and Transportation Commission,
      State Road Bonds, Series A 2001                         5.125%   02/01/2016       Aa2       3,000,000     3,241,170
                                                                                                              -----------
                                                                                                                4,780,263
                                                                                                              -----------

                 See accompanying notes to financial statements.

             STATE FARM ASSOCIATES' FUNDS TRUST MUNICIPAL BOND FUND
                       SCHEDULE OF INVESTMENTS (Continued)
                                November 30, 2004

                                                                                      Rating
                                                              Coupon    Maturity     (Moody's     Principal
                                                               rate       date      or S&P)(a)      amount       Value
                                                              ------   ----------   ----------   ----------   -----------
Long-term Municipal Bonds (Cont.)

Nebraska (3.24%)
   Omaha Public Power District, Nebraska, Electric
      System Revenue Bonds, 1993 Series B                     5.100%   02/01/2005       Aa2      $1,500,000   $ 1,507,380
   Omaha Public Power District, Nebraska, Electric System
      Revenue Bonds, 1992 Series B (Escrowed to maturity)     6.150%   02/01/2012       Aa2       6,000,000     6,869,100
   Omaha Public Power District, Nebraska, Electric System
      Revenue Bonds, 2002, Series B                           5.000%   02/01/2013       Aa2       2,500,000     2,724,650
   Nebraska Public Power District Revenue Series A            5.000%   01/01/2017       Aaa       3,000,000     3,186,810
                                                                                                              -----------
                                                                                                               14,287,940
                                                                                                              -----------
New Hampshire (0.64%)
   City of Manchester, New Hampshire, (Manchester Water
      Works) Water Revenue Bonds, Series 2003                 5.000%   12/01/2017       Aa2       2,620,000     2,801,278
                                                                                                              -----------
New Jersey (1.77%)
   State of New Jersey, General Obligation Bonds, Various
      Purpose                                                 5.250%   08/01/2014       Aa3       7,000,000     7,808,010
                                                                                                              -----------
New York (0.48%)
   New York City, Municipal Water Finance Authority, Water
      and Sewer System Revenue Bonds, Fiscal 2003, Series D   5.000%   06/15/2016       Aa2       2,000,000     2,134,320
                                                                                                              -----------
North Carolina (1.67%)
   Winston-Salem, North Carolina, Water and Sewer System
      Revenue Bonds, Series 1995B
      (Prerefunded to 06-01-2005 @ 102)                       5.000%   06/01/2007       Aa2       1,325,000     1,370,898
   Winston-Salem, North Carolina, Water and Sewer System
      Revenue Bonds, Series 1995B
      (Prerefunded to 06-01-2005 @ 102)                       5.100%   06/01/2008       Aa2       1,665,000     1,723,491
   County of Wake, North Carolina, General Obligation
      School Bonds, Series 1997
      (Prerefunded to 03-01-2007 @ 101)                       4.900%   03/01/2009       Aaa       4,000,000     4,268,640
                                                                                                              -----------
                                                                                                                7,363,029
                                                                                                              -----------
North Dakota (0.76%)
   North Dakota Municipal Bond Bank, State Revolving
      Fund Program Bonds, Series 2003 B                       5.000%   10/01/2016       Aaa       1,915,000     2,053,205
   North Dakota Municipal Bond Bank, State Revolving
      Fund Program Bonds, Series 2003 B                       5.000%   10/01/2017       Aaa       1,225,000     1,310,591
                                                                                                              -----------
                                                                                                                3,363,796
                                                                                                              -----------
Ohio (5.43%)
   Hilliard City School District, Ohio, General Obligation
      (Unlimited Tax) School Improvement Bonds, Series 2000   5.300%   12/01/2010       Aa2       2,000,000     2,222,840
   State of Ohio, Higher Education Capital Facilities,
      General Obligation Bonds, Series 2000A                  5.250%   02/01/2011       Aa1       2,000,000     2,205,560
   State of Ohio, Full Faith & Credit General Obligation
      Infrastructure Improvement Bonds, Series 1997
      (Prerefunded to 08-01-2007 @ 101)                       5.350%   08/01/2012       Aa1       5,000,000     5,438,350
   Lakota Local School District, County of Butler, Ohio,
      General Obligation Unlimited Tax School Improvement
      and Refunding Bonds, Series 2001                        5.250%   12/01/2013       Aaa       2,780,000     3,048,604
   Mason City School District, Counties of Warren and
      Butler, Ohio, School Improvement Unlimited Tax
      General Obligation Bonds, Series 2001                   5.000%   12/01/2013       Aa2       2,000,000     2,156,380
   Delaware County, Ohio, General Obligation, Limited
      Tax, Sewer District Improvement Bonds, Series 1999      4.900%   12/01/2015       Aaa       1,970,000     2,079,453
   City of Cincinnati, Ohio, Water System Revenue Bonds,
      Series 2003                                             5.000%   12/01/2016       Aa2       1,140,000     1,207,978

                See accompanying notes to financial statements.

             STATE FARM ASSOCIATES' FUNDS TRUST MUNICIPAL BOND FUND
                       SCHEDULE OF INVESTMENTS (Continued)
                               November 30, 2004

                                                                                      Rating
                                                              Coupon    Maturity     (Moody's     Principal
                                                               rate       date      or S&P)(a)     amount        Value
                                                              ------   ----------   ----------   ----------   -----------
Long-term Municipal Bonds (Cont.)

Ohio (Cont.)
   Ohio State University (A State University of Ohio)
      General Receipts Bonds, Series 2002 A                   5.250%   12/01/2016       Aa2      $5,095,000   $ 5,563,536
                                                                                                              -----------
                                                                                                               23,922,701
                                                                                                              -----------
Oklahoma (0.89%)
   Oklahoma City, Oklahoma, General Obligation Refunding
      Bonds, Series 1993                                      5.300%   08/01/2005       Aa2       2,000,000     2,042,400
   City of Tulsa, Oklahoma, General Obligation Bonds,
      Series 1999                                             5.250%   12/01/2009       Aa2       1,680,000     1,856,585
                                                                                                              -----------
                                                                                                                3,898,985
                                                                                                              -----------
Oregon (4.78%)
   Portland, Oregon, Sewer System Revenue Refunding Bonds,
      1997 Series A                                           5.000%   06/01/2011       Aaa       4,000,000     4,228,440
   Washington and Clackamas Counties School District #23J
      (Tigard-Tualatin), Oregon, General Obligation Bonds,
      Series 1995 (Prerefunded to 06-01-2006 @ 100)           5.550%   06/01/2011       Aa3       2,000,000     2,101,000
   Deschutes County, Oregon, Administrative School District
      Number 1 (Bend-La Pine) General Obligation Bonds,
      Series 2001A                                            5.500%   06/15/2014       Aaa       3,500,000     3,892,595
   Gresham-Barlow School District 10, Multnomah and
      Clackamas Counties, Oregon, General Obligation Bonds,
      Series 2001                                             5.500%   06/15/2014       Aaa       1,980,000     2,199,661
   Newberg School District Number 29J, Yamhill, Clackamas
      and Washington Counties, Oregon, General Obligation
      Bonds, Series 2002                                      5.250%   06/15/2015       Aaa       3,640,000     4,033,157
   Reynolds School District 7, Multnomah County, Oregon,
      General Obligation Refunding Bonds Series 2000          5.000%   06/15/2015       Aaa       2,135,000     2,353,709
   City of Hillsboro, Oregon, Full Faith and Credit Bonds,
      Series 2004                                             4.750%   06/01/2018       Aaa         500,000       523,345
   Oregon City School District No. 62, Clackamas County,
      Oregon, General Obligation Refunding Bonds,
      Series 2004                                             5.000%   06/15/2018       Aaa       1,625,000     1,732,819
                                                                                                              -----------
                                                                                                               21,064,726
                                                                                                              -----------
Pennsylvania (1.78%)
   Commonwealth of Pennsylvania, General Obligation Bonds,
      First Series of 2001                                    5.000%   01/15/2013       Aa2       2,000,000     2,173,100
   Bellefonte Area School District, Centre County,
      Pennsylvania, General Obligation Bonds,
      Series A of 2004                                        4.500%   05/15/2016       Aaa       1,070,000     1,116,021
   Bellefonte Area School District, Centre County,
      Pennsylvania, General Obligation Bonds,
      Series A of 2004                                        4.500%   05/15/2017       Aaa       1,110,000     1,150,637
   Dover Township Sewer Authority, York County,
      Pennsylvania, Guaranteed Sewer Revenue Bonds,
      Series 2004                                             5.000%   11/01/2017       Aaa       1,030,000     1,111,813
   Bellefonte Area School District, Centre County,
      Pennsylvania, General Obligation Bonds,
      Series A of 2004                                        4.750%   05/15/2018       Aaa       1,160,000     1,215,773
   Dover Township Sewer Authority, York County,
      Pennsylvania, Guaranteed Sewer Revenue Bonds,
      Series 2004                                             5.000%   11/01/2018       Aaa       1,000,000     1,070,140
                                                                                                              -----------
                                                                                                                7,837,484
                                                                                                              -----------
South Carolina (2.95%)
   Charleston County, South Carolina, General Obligation
      Bonds of 1994 (ULT) (Escrowed to maturity)              5.400%   06/01/2005       Aa1       1,625,000     1,652,284
   State of South Carolina, General Obligation State
      Highway Bonds, Series 1995                              5.100%   08/01/2008       Aaa       1,700,000     1,767,490
   State of South Carolina, General Obligation State
      Highway Bonds, Series 1995                              5.250%   08/01/2009       Aaa       1,700,000     1,767,184
   City of Columbia, South Carolina, Waterworks and Sewer
      System Revenue Bonds, Series 1999                       5.500%   02/01/2010       Aa2       2,675,000     2,980,244
   School District Number 1 of Richland County, South
      Carolina, General Obligation Bonds, Series 1999         5.500%   03/01/2010       Aa1       1,800,000     2,005,686

                See accompanying notes to financial statements.

             STATE FARM ASSOCIATES' FUNDS TRUST MUNICIPAL BOND FUND
                      SCHEDULE OF INVESTMENTS (Continued)
                               November 30, 2004

                                                                                      Rating
                                                              Coupon    Maturity     (Moody's     Principal
                                                               rate       date      or S&P)(a)     amount        Value
                                                              ------   ----------   ----------   ----------   -----------
Long-term Municipal Bonds (Cont.)

South Carolina (Cont.)
   South Carolina Transportation, Infrastructure Revenue
      Series A                                                4.500%   10/01/2014       Aaa      $2,750,000   $ 2,850,017
                                                                                                              -----------
                                                                                                               13,022,905
                                                                                                              -----------
South Dakota (1.11%)
   South Dakota, Housing Development Authority
      Homeownership Mortgage Bonds, 2001 Series D and 2001
      Series E                                                5.000%   05/01/2014       Aa1       4,680,000     4,899,539
                                                                                                              -----------
Tennessee (3.72%)
   Nashville & Davidson County, Tennessee, General
      Obligation Refunding Bonds of 1993                      5.000%   05/15/2005       Aa2       1,800,000     1,823,958
   Nashville & Davidson County, Tennessee, Water and Sewer
      Revenue Refunding Bonds, Series 1996                    5.250%   01/01/2008       Aaa       4,500,000     4,861,530
   Williamson County Tennessee, General Obligation Bonds
      Public Improvement Refunding Bonds, Series 2000         5.000%   03/01/2012       Aa1       2,335,000     2,576,159
   Nashville & Davidson County, Tennessee, General
      Obligation Multi-Purpose Refunding Bonds, Series 2002   5.000%   11/15/2013       Aa2       3,870,000     4,182,619
   Williamson County Tennessee, General Obligation Bonds
      Public Improvement Refunding Bonds, Series 2000         5.000%   03/01/2014       Aa1       2,705,000     2,969,170
                                                                                                              -----------
                                                                                                               16,413,436
                                                                                                              -----------
Texas (4.22%)
   Carrollton-Farmers Branch Independent School District
      (Dallas and Denton Counties, Texas) School Building
      Unlimited Tax Bonds, Series 1996
      (Prerefunded to 2-15-2006 @ 100)                        5.200%   02/15/2008       Aaa       2,355,000     2,440,981
   Carrollton-Farmers Branch Independent School District
      (Dallas County, Texas) School Building Unlimited
      Tax Bonds, Series 1999                                  5.375%   02/15/2008       Aaa       1,000,000     1,085,280
   State of Texas, Public Finance Authority, General
      Obligation Refunding Bonds, Series 1996B
      (Prerefunded to 10-01-2006 @ 100)                       5.400%   10/01/2008        AA       3,000,000     3,173,730
   Carrollton-Farmers Branch Independent School District
      (Dallas County, Texas) School Building Unlimited Tax
      Bonds, Series 1999                                      5.500%   02/15/2009       Aaa       2,455,000     2,706,613
   Fort Worth Independent School District (Tarrant County,
      Texas), School Building Unlimited Tax Bonds,
      Series 2000                                             5.500%   02/15/2010       Aaa       3,000,000     3,339,420
   City of San Antonio, Texas, Electric and Gas Systems
      Revenue Bonds, New Series 2000A
      (Prerefunded to 2-1-2010 @ 100)                         5.750%   02/01/2012       Aa1       2,000,000     2,253,940
   McKinney Independent School District (Collin County,
      Texas), School Building Unlimited Tax Bonds,
      Series 2000                                             5.125%   02/15/2012       Aaa       2,115,000     2,292,152
   Round Rock Independent School District, Williamson and
      Travis Counties, Texas, Unlimited Tax School Building
      and Refunding Bonds, Series 1999                        4.750%   08/01/2015       Aaa       1,250,000     1,296,500
                                                                                                              -----------
                                                                                                               18,588,616
                                                                                                              -----------
Utah (0.97%)
   Salt Lake County, Utah, General Obligation Jail Bonds,
      Series 1995 (Prerefunded to 12-15-2005 @ 100)           5.000%   12/15/2007       Aaa       2,780,000     2,863,400
   City of Provo, Utah County, Utah, General Obligation
      Library Bonds, Series 1999                              5.250%   03/01/2009       Aaa       1,300,000     1,422,746
                                                                                                              -----------
                                                                                                                4,286,146
                                                                                                              -----------
Virginia (0.82%)
   Virginia Public School Authority, School Financing Bonds
      (1997 Resolution), Series 2001A                         5.000%   08/01/2014       Aa1       2,000,000     2,177,720

                See accompanying notes to financial statements.

             STATE FARM ASSOCIATES' FUNDS TRUST MUNICIPAL BOND FUND
                       SCHEDULE OF INVESTMENTS (Continued)
                                November 30, 2004

                                                                                         Rating
                                                                 Coupon    Maturity     (Moody's    Principal
                                                                  rate       date      or S&P)(a)     amount         Value
                                                                 ------   ----------   ----------   ----------   ------------
Long-term Municipal Bonds (Cont.)

Virginia (Cont.)
   Virginia Public School Authority, School Financing Bonds,
      (1997 Resolution) Series 1999A                             5.000%   08/01/2016       Aaa      $1,350,000   $  1,435,820
                                                                                                                 ------------
                                                                                                                    3,613,540
                                                                                                                 ------------
Washington (3.36%)
   Lakewood School District No. 306, Snohomish County,
      Washington, Unlimited Tax General Obligation Bonds, 2000   5.550%   12/01/2010       Aa1       2,035,000      2,283,351
   State of Washington, General Obligation Bonds, Series 1993A   5.750%   10/01/2012        AA          65,000         73,079
   State of Washington, General Obligation Bonds, Series 1993A   5.750%   10/01/2012        AA       4,435,000      5,073,684
   City of Vancouver, Washington, Water and Sewer Revenue
      Refunding Bonds, 1998                                      4.600%   06/01/2013       Aaa       1,000,000      1,030,240
   Seattle, Washington, Water System Revenue 1998                5.000%   10/01/2013       Aa2       2,495,000      2,689,311
   City of Vancouver, Washington, Water and Sewer Revenue
      Refunding Bonds, 1998                                      4.650%   06/01/2014       Aaa       2,055,000      2,113,013
   Public Utility District No. 1, Douglas County, Washington,
      Electric Distribution System, Revenue and Refunding
      Bonds, Series 2004                                         5.000%   12/01/2017       Aaa         705,000        751,234
   Public Utility District No. 1, Douglas County, Washington,
      Electric Distribution System, Revenue and Refunding
      Bonds, Series 2004                                         5.000%   12/01/2018       Aaa         740,000        781,692
                                                                                                                 ------------
                                                                                                                   14,795,604
                                                                                                                 ------------
West Virginia (0.61%)
   State of West Virginia, State Road General Obligation
      Bonds, Series 1998                                         5.000%   06/01/2013       Aaa       2,540,000      2,695,423
                                                                                                                 ------------
Wisconsin (2.87%)
   State of Wisconsin, General Obligation Bonds of 1995,
      Series A (Prerefunded to 05-01-2005 @ 100)                 6.000%   05/01/2008       AA-       2,000,000      2,032,780
   State of Wisconsin, General Obligation Refunding Bonds
      of 1993, Series 2                                          5.125%   11/01/2010       Aa3       2,500,000      2,750,175
   Dane County, Wisconsin, General Obligation Refunding Bonds,
      Series 1998B                                               4.800%   03/01/2012       Aaa       2,180,000      2,294,145
   Dane County, Wisconsin, General Obligation Refunding Bonds,
      Series 1998B                                               4.800%   03/01/2013       Aaa       2,220,000      2,327,137
   City of Appleton, Outagamie, Winnebago, and Calumet
      Counties, Wisconsin, Water System Revenue Refunding
      Bonds, Series 2001                                         5.375%   01/01/2016       Aaa       2,985,000      3,266,515
                                                                                                                 ------------
                                                                                                                   12,670,752
                                                                                                                 ------------
Total Long-term Municipal Bonds (c)
   (cost $407,450,853)                                                                                            431,993,163
                                                                                                                 ------------
Short-term Municipal Bonds (0.23%)

North Carolina (0.23%)
   County of Mecklenburg, North Carolina, Variable Rate
      General Obligation, Public Improvement Bonds,
      Series 2000C (b)                                           1.660%   02/01/2017       Aaa       1,000,000      1,000,000
                                                                                                                 ------------
Total Short-term Municipal Bonds
   (cost $1,000,000)                                                                                                1,000,000
                                                                                                                 ------------

                 See accompanying notes to financial statements.

             STATE FARM ASSOCIATES' FUNDS TRUST MUNICIPAL BOND FUND
                       SCHEDULE OF INVESTMENTS (Continued)
                                November 30, 2004

                                                          Shares        Value
                                                        ---------   ------------
Short-term Investments (1.11%)
   JPMorgan Tax Free Money Market Fund                  4,916,371   $  4,916,371
                                                        ---------   ------------
Total Short-term Investments
   (cost $4,916,371)                                                   4,916,371
                                                                    ------------
TOTAL INVESTMENTS (99.34%)
   (cost $413,367,224)                                               437,909,534

OTHER ASSETS, NET OF LIABILITIES (0.66%)                               2,917,790
                                                                    ------------
NET ASSETS  (100.00%)                                               $440,827,324
                                                                    ============

(a)  Ratings are not audited and represent the lower of Moody's or S&P's rating.
(b) Variable Rate Demand Note. Rate resets weekly. Rate shown reflects the rate in effect at the end of the period.
(c) Long-term Municipal Bonds consisted of 22.15% Advanced Refund Bonds, 56.11% General Obligation Bonds and 21.74% Municipal Revenue Bonds.

                 See accompanying notes to financial statements.

                       STATE FARM ASSOCIATES' FUNDS TRUST
                      STATEMENTS OF ASSETS AND LIABILITIES
                                November 30, 2004

                                                                                                    Municipal Bond
                                                      Growth Fund    Balanced Fund   Interim Fund        Fund
                                                    --------------   -------------   ------------   --------------
Assets
   Investments in securities
      At identified cost                            $1,413,301,547     685,352,774    197,924,265     413,367,224
                                                    ==============   =============    ===========     ===========
      At value                                      $2,877,310,408   1,058,608,307    199,065,817     437,909,534
   Receivable for:
      Dividends and interest                            17,132,514       8,612,139      1,971,338       6,777,762
      Shares of the Fund sold                            3,717,057       1,252,904        319,487         211,704
   Prepaid expenses                                          3,706           1,370            277             537
                                                    --------------   -------------    -----------     -----------
      Total assets                                   2,898,163,685   1,068,474,720    201,356,919     444,899,537
                                                    --------------   -------------    -----------     -----------
Liabilities and Net Assets
   Distributions to shareowners                                 --              --      1,197,699       3,251,250
   Payable for:
      Shares of the Fund redeemed                          592,901         815,341        196,736         642,069
      Manager                                              799,493         328,372         81,980         152,489
      Chief Compliance Officer expense                       9,408           3,514            683           1,510
   Accrued liabilities                                      43,591          31,767          9,604          24,895
                                                    --------------   -------------    -----------     -----------
      Total liabilities                                  1,445,393       1,178,994      1,486,702       4,072,213
                                                    --------------   -------------    -----------     -----------
   Net assets applicable to shares outstanding
      of common stock                               $2,896,718,292   1,067,295,726    199,870,217     440,827,324
                                                    --------------   -------------    -----------     -----------
   Fund shares outstanding                              60,613,606      21,216,496     20,369,884      50,959,222
   Net asset value, offering price and redemption
      price per share                               $        47.79           50.30           9.81            8.65
                                                    ==============   =============    ===========     ===========
Analysis of Net Assets
   Paid in capital                                  $1,465,231,417     684,333,297    206,892,289     416,274,080
   Accumulated net realized gain (loss)                (65,498,646)     (4,797,143)    (8,163,624)         10,934
   Net unrealized appreciation                       1,464,006,387     373,255,531      1,141,552      24,542,310
   Undistributed net investment income                  32,979,134      14,504,041             --              --
                                                    --------------   -------------    -----------     -----------
   Net assets applicable to shares outstanding      $2,896,718,292   1,067,295,726    199,870,217     440,827,324
                                                    ==============   =============    ===========     ===========

                See accompanying notes to financial statements.

                       STATE FARM ASSOCIATES' FUNDS TRUST
                            STATEMENTS OF OPERATIONS
                          Year Ended November 30, 2004

                                                                                                    Municipal Bond
                                                       Growth Fund   Balanced Fund   Interim Fund        Fund
                                                      ------------   -------------   ------------   --------------
Investment Income:
   Dividends                                          $ 61,197,979     13,927,628             --              --
   Interest                                                663,133     19,842,494      7,853,676          25,772
   Tax-exempt interest                                          --             --             --      20,066,884
                                                      ------------     ----------      ---------      ----------
                                                        61,861,112     33,770,122      7,853,676      20,092,656
   Less: foreign withholding taxes                         530,799        131,434             --              --
                                                      ------------     ----------      ---------      ----------
      Total investment income                           61,330,313     33,638,688      7,853,676      20,092,656
Expenses:
   Investment advisory and management fees               2,902,523      1,164,468        281,730         515,364
   Reports to shareowners                                   91,124         40,772         15,374           9,046
   Professional fees                                        68,913         45,539         23,288          35,141
   Trustees' fees and expenses                              62,715         23,345          5,019          10,353
   Registration fees                                        37,442         33,274         22,981          23,336
   ICI dues                                                 29,683         11,494          2,967           5,437
   Chief Compliance Officer expense                         19,136          7,069          1,384           3,010
   Custodian fees                                           19,079          7,095          1,590           2,473
   Fidelity bond expense                                    10,112          3,800            971           1,776
   Security evaluation fees                                  2,466          9,177          1,385          61,214
                                                      ------------     ----------      ---------      ----------
      Total expenses                                     3,243,193      1,346,033        356,689         667,150
                                                      ------------     ----------      ---------      ----------
Net investment income                                   58,087,120     32,292,655      7,496,987      19,425,506

Realized and unrealized gain (loss):
   Net realized gain (loss) on sales of investments    (18,983,176)       450,712        864,687          10,934
   Change in net unrealized appreciation or
      depreciation on investments                      280,557,889     61,264,604     (5,090,464)     (5,813,813)
                                                      ------------     ----------      ---------      ----------
Net realized and unrealized gain (loss) on
   investments                                         261,574,713     61,715,316     (4,225,777)     (5,802,879)
                                                      ------------     ----------      ---------      ----------
Net change in net assets resulting from operations    $319,661,833     94,007,971      3,271,210      13,622,627
                                                      ============     ==========      =========      ==========

                 See accompanying notes to financial statements.

                       STATE FARM ASSOCIATES' FUNDS TRUST
                       STATEMENTS OF CHANGES IN NET ASSETS

                                                          Growth Fund
                                                -------------------------------
Years ended November 30                              2004             2003
-----------------------                         --------------   --------------
From operations:
   Net investment income                        $   58,087,120       41,555,549
   Net realized gain (loss)                        (18,983,176)      (1,797,460)
   Change in net unrealized appreciation
   or depreciation                                 280,557,889      253,544,403
                                                --------------   --------------
Net change in net assets resulting from
   operations                                      319,661,833      293,302,492
Undistributed net investment income included
   in price of shares issued and redeemed                   --          395,841
Distributions to shareowners from:
   Net investment income                           (45,345,539)     (38,321,473)
   Net realized gain                                        --               --
                                                --------------   --------------
Total distributions to shareowners                 (45,345,539)     (38,321,473)
From Fund share transactions:
   Proceeds from shares sold                       246,348,885      249,585,788
   Reinvestment of distributions                    43,573,877       36,774,779
                                                --------------   --------------
                                                   289,922,762      286,360,567
Less payments for shares redeemed                  238,707,875      198,294,443
                                                --------------   --------------
Net increase (decrease) in net assets from
   Fund share transactions                          51,214,887       88,066,124
                                                --------------   --------------
Total increase (decrease) in net assets            325,531,181      343,442,984
                                                --------------   --------------
Net assets:
   Beginning of period                           2,571,187,111    2,227,744,127
                                                --------------   --------------
   End of period*                               $2,896,718,292   $2,571,187,111
                                                ==============   ==============
*Including undistributed net investment
   income                                           32,979,134   $   20,221,467
                                                ==============   ==============
Share Information
   Sold                                              5,420,874        6,471,448
   Issued in reinvestment of distributions             968,453          956,378
   Redeemed                                         (5,251,192)      (5,218,956)
                                                --------------   --------------
   Net increase (decrease)                           1,138,135   $    2,208,870
                                                ==============   ==============

                 See accompanying notes to financial statements.

       Balanced Fund                 Interim Fund            Municipal Bond Fund
---------------------------   -------------------------   -------------------------
     2004           2003          2004          2003          2004          2003
-------------   -----------   -----------   -----------   -----------   -----------
   32,292,655    27,539,532     7,496,987     9,061,207    19,425,506    19,384,999
      450,712     3,369,553       864,687     1,110,197        10,934       269,761
   61,264,604    64,306,304    (5,090,464)   (2,505,720)   (5,813,813)    6,440,924
-------------   -----------   -----------   -----------   -----------   -----------
   94,007,971    95,215,389     3,271,210     7,665,684    13,622,627    26,095,684
           --       460,593            --            --            --            --

  (29,274,830)  (26,880,998)   (7,529,171)   (9,061,207)  (19,425,506)  (19,384,999)
           --            --            --            --      (269,761)     (376,934)
-------------   -----------   -----------   -----------   -----------   -----------
  (29,274,830)  (26,880,998)   (7,529,171)   (9,061,207)  (19,695,267)  (19,761,933)

  113,864,326   111,046,546    51,417,274    99,209,279    27,823,624    37,470,607
   28,050,217    25,719,169     7,253,489     8,626,472    14,661,824    14,777,858
-------------   -----------   -----------   -----------   -----------   -----------
  141,914,543   136,765,715    58,670,763   107,835,751    42,485,448    52,248,465
   87,869,964    81,779,741    80,536,652   123,739,645    35,503,330    36,395,713
-------------   -----------   -----------   -----------   -----------   -----------
   54,044,579    54,985,974   (21,865,889)  (15,903,894)    6,982,118    15,852,752
-------------   -----------   -----------   -----------   -----------   -----------
  118,777,720   123,780,958   (26,123,850)  (17,299,417)      909,478    22,186,503
-------------   -----------   -----------   -----------   -----------   -----------

  948,518,006   824,737,048   225,994,067   243,293,484   439,917,846   417,731,343
-------------   -----------   -----------   -----------   -----------   -----------
1,067,295,726   948,518,006   199,870,217   225,994,067   440,827,324   439,917,846
=============   ===========   ===========   ===========   ===========   ===========
   14,504,041    11,148,979            --        32,184            --            --
=============   ===========   ===========   ===========   ===========   ===========

    2,337,072     2,551,121     5,147,951     9,765,388     3,189,081     4,279,427
      583,869       591,835       726,158       845,702     1,679,539     1,673,943
   (1,805,678)   (1,902,147)   (8,065,000)  (12,201,266)   (4,072,547)   (4,157,800)
-------------   -----------   -----------   -----------   -----------   -----------
    1,115,263     1,240,809    (2,190,891)   (1,590,176)      796,073     1,795,570
=============   ===========   ===========   ===========   ===========   ===========

                 See accompanying notes to financial statements.

                       STATE FARM ASSOCIATES' FUNDS TRUST

                          NOTES TO FINANCIAL STATEMENTS

1. Investment Objective

The State Farm Associates' Funds Trust (the "Trust") has four separate investment portfolios (each a "Fund" and together, the "Funds"). Each Fund has its own investment objective, investment policies, restrictions, and attendant risks.

The investment objective of the Growth Fund is long-term growth of capital which may be supplemented by income. The Growth Fund seeks to achieve this objective by investing at least 80% of its assets in common stocks and other income producing equity securities.

The investment objective of the Balanced Fund is to seek long-term growth of principal while providing some current income. The Balanced Fund seeks to achieve its objective by investing approximately 60% of its assets in common stocks, and ordinarily limits its common stock investments to no more than 75% of total assets. The Balanced Fund ordinarily invests at least 25% of its total assets in fixed income securities. The Balanced Fund invests in bonds to provide relative stability of principal and income.

The investment objective of the Interim Fund is the realization over a period of years of the highest yield consistent with relatively low price volatility. The Interim Fund seeks to achieve its investment objective through investment in high quality debt securities with short-term (six or seven years) and intermediate-term (up to fifteen years) maturities.

The investment objective of the Municipal Bond Fund is to seek as high a rate of income exempt from federal income taxes as is consistent with prudent investment management. The Municipal Bond Fund seeks to achieve its investment objective through investment primarily in a diversified selection of Municipal Bonds with maturities of one to seventeen years. The Municipal Bond Fund normally invests so that either (1) at least 80% of the Fund's net investment income is exempt from regular federal income tax or (2) at least 80% of the Fund's net assets are invested in securities that produce income exempt from regular federal income tax.

2. Significant accounting policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States.

     Securities valuation

Investments are stated at value. Stocks traded on domestic or foreign securities exchanges, or in the over-the-counter market in which transaction prices are reported, are valued at the last sales prices on the day of valuation on the exchange in which the security is traded most extensively or, if there are no reported sales on that day, at the last reported bid price for the day. Equity securities traded on NASDAQ are valued at the NASDAQ Official Closing Price
(NOCP). Long-term debt securities and U.S. Treasury bills are valued using quotations provided by an independent pricing service. Short-term debt securities, other than U.S. Treasury bills, are valued at amortized cost which approximates market value. Any securities not valued as described above, and for which market prices are not readily available, are valued at fair value as determined in good faith by the Board of Trustees or its delegate.

     Securities transactions and investment income

For financial reporting purposes, security transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis, and includes amortization of premiums and discounts on fixed income securities. Realized gains and losses from security transactions are reported on an identified cost basis.

     Securities purchased on a "when-issued" basis

The Municipal Bond Fund may purchase municipal bonds on a "when-issued" basis. Delivery and payment for these securities may be a month or more after the purchase date, during which time such securities are subject to market fluctuations. The Municipal Bond Fund identifies and holds specific liquid assets with a market value at least equal to the amount of the when-issued purchase commitments in order to ensure that it can meet those commitments. It is possible that the securities will never be issued and the commitment cancelled. At November 30, 2004, there were no commitments for such securities included in the investment portfolio.

     Fund share valuation

Fund shares are sold and redeemed on a continuous basis at net asset value. The net asset value per share is determined daily on each day the New York Stock Exchange is open, except that a Fund need not compute a net asset value on any day when no purchase or redemption order has been received by the Fund. The net asset values are determined as of the close of regular session trading on the New York Stock Exchange (usually 3:00 p.m. Central time). The net asset value per share is computed by dividing the total value of a Fund's investments and other assets, less liabilities, by the number of Fund shares outstanding.

                       STATE FARM ASSOCIATES' FUNDS TRUST

     Federal income taxes, dividends and distributions to shareowners

It is each Fund's policy to comply with the special provisions of the Internal Revenue Code available to regulated investment companies and, in the manner provided therein, to distribute all taxable income, as well as any net realized gain on sales of investments reportable for federal income tax purposes. Each Fund intends to comply with this policy and, accordingly, no provision for federal income taxes has been made.

As of November 30, 2004, the Funds' aggregate unrealized gains and losses on securities based on cost for federal income tax purposes were as follows:

--------------------------------------------------------------
                                      Growth         Balanced
                                       Fund            Fund
                                  --------------   -----------
Cost of Investments
   for Federal Tax Purposes       $1,413,301,547   686,550,321
Gross Unrealized Appreciation      1,532,681,919   384,864,359
Gross Unrealized (Depreciation)      (68,673,058)  (12,806,375)
Net Unrealized Appreciation
   (Depreciation)                  1,464,008,861   372,057,984
--------------------------------------------------------------

---------------------------------------------------------------
                                     Interim     Municipal Bond
                                      Fund            Fund
                                  ------------   --------------
Cost of Investments
   for Federal Tax Purposes       $198,407,177     413,367,224
Gross Unrealized Appreciation        1,763,445      24,732,573
Gross Unrealized (Depreciation)     (1,104,805)       (190,263)
Net Unrealized Appreciation
   (Depreciation)                      658,640      24,542,310
---------------------------------------------------------------

The Interim Fund and Municipal Bond Fund declare dividends daily equal to each Fund's respective net investment income, and distributions of such amounts are made at the end of each calendar quarter.

Net realized gains on sales of investments, if any, are distributed annually after the close of a Fund's fiscal year. Dividends and distributions payable to shareowners are recorded by the respective Fund on the ex-dividend date.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles in the United States. As a result, net investment income and net realized gain on investment transactions for a reporting period may differ from distributions during such period. Accordingly, each Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the respective Fund.

The tax character of distributions for all Funds (including distributions declared but not yet paid) were the same as the distributions reflected in the Statement of Changes in Net Assets.

On December 16, 2004, the Growth Fund declared an ordinary income dividend of $0.58 per share to shareowners of record on December 16, 2004 (reinvestment date December 17, 2004).

On December 16, 2004, the Balanced Fund declared an ordinary income dividend of $0.83 per share to shareowners of record on December 16, 2004 (reinvestment date December 17, 2004).

On December 16, 2004, the Municipal Bond Fund declared a capital gain distribution of $0.00022 per share to shareowners of record on December 16, 2004 (reinvestment date December 17, 2004).

At November 30, 2004, the following Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied the carryforwards will expire as follows:

------------------------------------------------
Expiration      Growth      Balanced    Interim
   year          Fund         Fund        Fund
----------   -----------   ---------   ---------
   2005               --          --     652,404
   2006               --          --     994,996
   2007               --          --     884,533
   2008               --          --   3,819,121
   2009               --          --   1,179,218
   2010      $44,701,924   4,797,143     399,032
   2011        1,797,460          --          --
   2012       18,999,262          --     234,320
             -----------   ---------   ---------
Total:       $65,498,646   4,797,143   8,163,624
------------------------------------------------

The undistributed net investment income in accordance with federal tax regulations at November 30, 2004 for the Growth and Balanced Funds was $32,979,134 and $15,701,588, respectively. For the Balanced Fund, the difference between this amount and the undistributed net investment income reported on the Statement of Assets and Liabilities as of November 30, 2004 relates to amortization taken for book

                       STATE FARM ASSOCIATES' FUNDS TRUST
purposes but not yet recognized for federal income tax purposes for securities held as of November 30, 2001.

The undistributed net investment income (including distributions declared but not yet paid) in accordance with federal tax regulations at November 30, 2004 for the Interim and Municipal Bond Funds was $1,197,699 and $3,251,250 respectively. The difference between these amounts and the undistributed net investment income reported on the Statement of Assets and Liabilities as of November 30, 2004 relates to distributions payable to shareowners at November 30, 2004.

The accumulated net realized gain in accordance with federal tax regulations at November 30, 2004 of $10,934 for the Municipal Bond Fund was distributable as long-term capital gain.

     Equalization accounting

Effective December 1, 2003, the Growth and Balanced Funds discontinued the use of equalization accounting. The cumulative effect of this accounting change had no impact on total net assets of the Funds, but resulted in $8,141,623 and $13,261,734 reductions in undistributed net investment income for the Growth Fund and Balanced Fund, respectively, and corresponding increases in paid in capital. These reclassifications were reflected in the Analysis of Net Assets on the Statement of Assets and Liabilities as of November 30, 2003.

     Foreign currency translation

Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of transactions. That portion of realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with realized and unrealized gains and losses on investment securities.

     Expenses

Expenses arising in connection with a specific Fund are allocated to that Fund. Other Trust expenses are allocated between the Funds in proportion to their relative net assets.

     Use of estimates

The preparation of financial statements in conformity with generally accepted accounting principles in the United States requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

     Commitments and contingencies

In the normal course of business, the Trust enters into contracts on behalf of the Funds that may contain provisions for general indemnifications. Each Fund's maximum exposure under these indemnification arrangements is unknown, as this would involve future claims that may be made against each Fund that are not known at this time. However, based on past experience, the Funds believe the risk of loss from these indemnification provisions is improbable.

3. Transactions with affiliates

The Trust has entered into an investment advisory and management services agreement with State Farm Investment Management Corp. (Manager) pursuant to which each Fund pays the Manager an annual fee (computed on a daily basis and paid quarterly) at the following rates:

--------------------------------------------------------------------------------
Growth Fund      .20% of the first $100 million of average net assets
                 .15% of the next $100 million of average net assets
                 .10% of the average net assets in excess of $200 million

Balanced Fund    .20% of the first $100 million of average net assets
                 .15% of the next $100 million of average net assets
                 .10% of the average net assets in excess of $200 million

Interim Fund     .20% of the first $50 million of average net assets
                 .15% of the next $50 million of average net assets
                 .10% of the average net assets in excess of $100 million

Municipal Bond   .20% of the first $50 million of average net assets
   Fund          .15% of the next $50 million of average net assets
                 .10% of the average net assets in excess of $100 million
--------------------------------------------------------------------------------

The Funds do not pay any discount, commission or other compensation for transfer agent services provided by the Manager or for distribution and underwriting services provided by State Farm VP Management Corp.

Certain officers and/or trustees of the Trust are also officers and/or directors of the Manager. The Trust made no payments to its officers or trustees except for trustees' fees paid to or accrued for the Trust's independent trustees, and the Trust's portion of the compensation paid to or accrued for the Trust's Chief Compliance Officer.

                       STATE FARM ASSOCIATES' FUNDS TRUST

4. Investment transactions

Investment transactions (exclusive of short-term instruments) for each of the fiscal years were as follows:

----------------------------------------------------
                          Year ended     Year ended
                         November 30,   November 30,
                             2004           2003
                         ------------   ------------
Growth Fund
   Purchases             $119,852,150    $84,057,369
   Proceeds from sales     24,833,674     38,316,955
Balanced Fund
   Purchases              101,678,658     71,961,267
   Proceeds from sales     33,128,534     37,370,205
Interim Fund
   Purchases               41,113,789     59,173,008
   Proceeds from sales     56,766,113     71,798,203
Municipal Bond Fund
   Purchases               28,836,747     80,437,554
   Proceeds from sales     24,072,772     66,258,092
----------------------------------------------------

                 STATE FARM ASSOCIATES' FUNDS TRUST GROWTH FUND

                              FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the financial performance of each Fund. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).

(For a share outstanding throughout each period)

                                                    Year ended November 30,
                                       --------------------------------------------------
                                         2004       2003      2002       2001       2000
                                       --------   -------   -------    -------    -------
Net asset value, beginning of period   $  43.23     38.90     44.57      50.52      51.96
Income from Investment Operations
   Net investment income (a)               0.96      0.71      0.61       0.60       0.65
   Net gain (loss) on investments
      (both realized and unrealized)       4.36      4.29     (5.25)     (5.79)     (1.21)
                                       --------   -------   -------    -------    -------
   Total from investment operations        5.32      5.00     (4.64)     (5.19)     (0.56)
                                       --------   -------   -------    -------    -------
Less Distributions
   Net investment income                  (0.76)    (0.67)    (0.60)     (0.61)     (0.65)
   Net realized gain                         --        --     (0.43)     (0.15)     (0.23)
                                       --------   -------   -------    -------    -------
   Total distributions                    (0.76)    (0.67)    (1.03)     (0.76)     (0.88)
                                       --------   -------   -------    -------    -------
Net asset value, end of period         $  47.79     43.23     38.90      44.57      50.52
                                       ========   =======   =======    =======    =======
Total Return                              12.41%    13.06%   (10.61)%   (10.41)%    (1.20)%
Ratios/Supplemental Data
Net assets, end of period (millions)   $2,896.7   2,571.2   2,227.7    2,536.8    2,842.7
Average net asset ratios
   Expenses                                0.12%     0.12%     0.12%      0.13%      0.11%
   Net investment income                   2.11%     1.83%     1.51%      1.29%      1.16%
Portfolio turnover rate                       1%        2%        6%         5%         3%

(a) Beginning in 2001, average shares outstanding for the period were used to calculate net investment income per share.

                 See accompanying notes to financial statements.

                STATE FARM ASSOCIATES' FUNDS TRUST BALANCED FUND

                              FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

                                                  Year ended November 30,
                                       ---------------------------------------------
                                         2004         2003    2002     2001     2000
                                       --------      -----   -----    -----    -----
Net asset value, beginning of period   $  47.19      43.73   47.46    51.25    52.79
Income from Investment Operations
   Net investment income (a)               1.55       1.42    1.42     1.48     1.50
   Net gain (loss) on investments
      (both realized and unrealized)       2.99       3.45   (3.67)   (3.80)   (0.91)
                                       --------      -----   -----    -----    -----
   Total from investment operations        4.54       4.87   (2.25)   (2.32)    0.59
                                       --------      -----   -----    -----    -----
Less Distributions
   Net investment income                  (1.43)     (1.41)  (1.45)   (1.47)   (1.56)
   Net realized gain                         --         --   (0.03)      --    (0.57)
                                       --------      -----   -----    -----    -----
   Total distributions                    (1.43)     (1.41)  (1.48)   (1.47)   (2.13)
                                       --------      -----   -----    -----    -----
Net asset value, end of period         $  50.30      47.19   43.73    47.46    51.25
                                       ========      =====   =====    =====    =====
Total Return                               9.79%(b)  11.44%  (4.81)%  (4.63)%   0.97%
Ratios/Supplemental Data
Net assets, end of period (millions)   $1,067.3      948.5   824.7    887.8    945.8
Average net asset ratios
   Expenses                                0.13%      0.14%   0.13%    0.14%    0.13%
   Net investment income                   3.18%      3.22%   3.18%    3.05%    2.74%
Portfolio turnover rate                       3%         4%      6%       9%       5%

(a) Beginning in 2001, average shares outstanding for the period were used to calculate net investment income per share.
(b) Based upon net asset value of $50.30 (as calculated for financial reporting purposes, taking into account transactions that occurred on November 30,
     2004). For shareholder purchases and redemptions on November 30, 2004, the net asset value was $50.31, which caused the year end total return to be equivalent to 9.81%.

                See accompanying notes to financial statements.

                STATE FARM ASSOCIATES' FUNDS TRUST INTERIM FUND

                              FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)
                                                Year ended November 30,
                                       -----------------------------------------
                                         2004     2003    2002    2001    2000
                                       -------   -----   -----   -----   -------
Net asset value, beginning of period    $10.02   10.07    9.90    9.55     9.47
Income from Investment Operations
   Net investment income                  0.36    0.36    0.43    0.56     0.63
   Net gain (loss) on investments
      (both realized and unrealized)     (0.21)  (0.05)   0.17    0.35     0.08
                                        ------   -----   -----    ----     ----
   Total from investment operations       0.15    0.31    0.60    0.91     0.71
                                        ------   -----   -----    ----     ----
Less Distributions
   Net investment income                 (0.36)  (0.36)  (0.43)  (0.56)   (0.63)
                                        ------   -----   -----    ----     ----
   Total distributions                   (0.36)  (0.36)  (0.43)  (0.56)   (0.63)
                                        ------   -----   -----    ----     ----
Net asset value, end of period          $ 9.81   10.02   10.07    9.90     9.55
                                        ======   =====   =====    ====     ====
Total Return                              1.51%   3.09%   6.18%   9.73%    7.70%
Ratios/Supplemental Data
Net assets, end of period (millions)    $199.9   226.0   243.3   172.8    114.4
Average net asset ratios
   Expenses                               0.17%   0.16%   0.18%   0.20%    0.20%
   Net investment income                  3.63%   3.57%   4.23%   5.67%    6.66%
Portfolio turnover rate                     21%     25%      9%     17%      12%

                See accompanying notes to financial statements.

             STATE FARM ASSOCIATES' FUNDS TRUST MUNICIPAL BOND FUND

                              FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

                                                Year ended November 30,
                                       -----------------------------------------
                                         2004     2003    2002    2001    2000
                                       -------   -----   -----   -----   -------
Net asset value, beginning of period    $ 8.77    8.64    8.51    8.24     8.12
Income from Investment Operations
   Net investment income                  0.38    0.39    0.40    0.41     0.42
   Net gain (loss) on investments
      (both realized and unrealized)     (0.11)   0.14    0.13    0.27     0.12
                                        ------   -----   -----    ----     ----
   Total from investment operations       0.27    0.53    0.53    0.68     0.54
                                        ------   -----   -----    ----     ----
Less Distributions
   Net investment income                 (0.38)  (0.39)  (0.40)  (0.41)   (0.42)
   Net realized gain                     (0.01)  (0.01)     --      --       --
                                        ------   -----   -----    ----     ----
   Total distributions                   (0.39)  (0.40)  (0.40)  (0.41)   (0.42)
                                        ------   -----   -----    ----     ----
Net asset value, end of period          $ 8.65    8.77    8.64    8.51     8.24
                                        ======   =====   =====    ====     ====
Total Return                              3.13%   6.16%   6.34%   8.39%    6.87%
Ratios/Supplemental Data
Net assets, end of period (millions)    $440.8   439.9   417.7   387.8    352.5
Average net asset ratios
   Expenses                               0.15%   0.15%   0.14%   0.16%    0.15%
   Net investment income                  4.41%   4.44%   4.65%   4.84%    5.23%
Portfolio turnover rate                      6%     15%     14%      6%       7%

                See accompanying notes to financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and
Board of Trustees of the State Farm Associates' Funds Trust

    State Farm Growth Fund
    State Farm Balanced Fund
    State Farm Interim Fund
    State Farm Municipal Bond Fund

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the State Farm Growth Fund, State Farm Balanced Fund, State Farm Interim Fund, and State Farm Municipal Bond Fund, comprising the State Farm Associates' Funds Trust as of November 30, 2004, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of investments owned as of November 30, 2004, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds of the State Farm Associates' Funds Trust at November 30, 2004, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                          /s/ Ernst & Young

December 17, 2004
Chicago, Illinois

          Management Information - State Farm Associates' Funds Trust

I. Information about Non-Interested (Independent) Trustees of State Farm Associates' Funds Trust




                            Position        Length of Time
                            Held with       Served and Term
Name, Address, and Age        Fund             of Office              Principal Occupation(s) During the Past 5 years
----------------------      --------- ---------------------------- ------------------------------------------------------
Thomas M. Mengler            Trustee  Began service in 1998 to     DEAN and PROFESSOR OF LAW - University of
1000 LaSalle Avenue                   the predecessor of the Trust St. Thomas School of Law (since 6/2002); DEAN -
Minneapolis, MN 55403                 and serves until successor   University of Illinois College of Law (8/1993-6/2002);
Age 51                                is elected or appointed.     TRUSTEE - State Farm Variable Product Trust,
                                                                   State Farm Mutual Fund Trust.
--------------------------------------------------------------------------------------------------------------------------
James A. Shirk               Trustee  Began service in 1987 to     DIRECTOR and PRESIDENT - Beer Nuts, Inc.
103 North Robinson                    the predecessor of the Trust (manufacturer of snack foods); TRUSTEE -
Bloomington, Illinois 61701           and serves until successor   State Farm Variable Product Trust, State Farm
Age 60                                is elected or appointed.     Mutual Fund Trust.
--------------------------------------------------------------------------------------------------------------------------
Victor J. Boschini           Trustee  Began service in 2001 and    CHANCELLOR (since 2003) - Texas Christian
Office of the Chancellor              serves until successor is    University; PRESIDENT - (1999-2003) and VICE
Box # 297080                          elected or appointed.        PRESIDENT (1997-1999) - Illinois State University;
Fort Worth, TX 76129                                               TRUSTEE - State Farm Variable Product Trust,
Age 48                                                             State Farm Mutual Fund Trust.
--------------------------------------------------------------------------------------------------------------------------
David L. Vance               Trustee  Began service in 2001 and    PRESIDENT (since 2000) - Caterpillar University;
100 N.E. Adams St.                    serves until successor is    CHIEF ECONOMIST AND MANAGER of the
Peoria, Illinois 61629                elected or appointed.        Business Intelligence Group (since 1994) -
Age 52                                                             Caterpillar, Inc.; TRUSTEE - State Farm Variable
                                                                   Product Trust, State Farm Mutual Fund Trust.
--------------------------------------------------------------------------------------------------------------------------
Donald A. Altorfer           Trustee  Began service in 2001 and    CHAIRMAN - Altorfer, Inc. (dealer in heavy
4200 Rodger Street                    serves until successor is    machinery and equipment); TRUSTEE - State Farm
Springfield, Illinois 62703           elected or appointed.        Variable Product Trust, State Farm Mutual Fund
Age 61                                                             Trust.

                            Number of
                            Portfolios
                             in Fund       Other
                             Complex   Directorships
                             Overseen     Held by
Name, Address, and Age      by Trustee    Trustee
----------------------      ---------- -------------
Thomas M. Mengler               25         None
1000 LaSalle Avenue
Minneapolis, MN 55403
Age 51

----------------------------------------------------
James A. Shirk                  25         None
103 North Robinson
Bloomington, Illinois 61701
Age 60
----------------------------------------------------
Victor J. Boschini              25         None
Office of the Chancellor
Box # 297080
Fort Worth, TX 76129
Age 48
----------------------------------------------------
David L. Vance                  25         None
100 N.E. Adams St.
Peoria, Illinois 61629
Age 52

----------------------------------------------------
Donald A. Altorfer              25         None
4200 Rodger Street
Springfield, Illinois 62703
Age 61

          Management Information - State Farm Associates' Funds Trust

II. Information about Officers and Interested Trustees of State Farm Associates' Funds Trust

                                                                                                                     Number of
                                                                                                                     Portfolios
                                                                                                                      in Fund
                            Position    Length of Time                                                                Complex
                            Held with   Served and Term                                                               Overseen
Name, Address, and Age        Fund         of Office           Principal Occupation(s) During the Past 5 years       by Trustee
----------------------      --------- ------------------- ---------------------------------------------------------- ----------
Edward B. Rust, Jr.*         Trustee  Began service in    CHAIRMAN OF THE BOARD, CHIEF EXECUTIVE                        25
One State Farm Plaza           and    1991 to the         OFFICER, and DIRECTOR - State Farm Mutual Automobile
Bloomington, Illinois 61710 President predecessor of the  Insurance Company; PRESIDENT and DIRECTOR - State
Age 54                                Trust and serves    Farm VP Management Corp., State Farm Investment
                                      until successor is  Management Corp.; PRESIDENT and TRUSTEE - State
                                      elected or          Farm Variable Product Trust, State Farm Mutual Fund Trust.
                                      appointed.

--------------------------------------------------------------------------------------------------------------------------------
Michael L. Tipsord*         Trustee,  Began service in    SENIOR VICE PRESIDENT and TREASURER (since                    25
One State Farm Plaza         Senior   1989 as an officer  12/2002), CHIEF FINANCIAL OFFICER (since 9/2002),
Bloomington, Illinois 61710   Vice    to the predecessor  VICE PRESIDENT and TREASURER (7/2001-12/2002), and
Age 45                      President of the Trust, began VICE PRESIDENT and ASSISTANT TREASURER (1/1999 -
                               and    service in 2002 as  7/2001) - State Farm Mutual Automobile Insurance
                            Treasurer a Trustee of the    Company; DIRECTOR, SENIOR VICE PRESIDENT and
                                      Trust, and serves   TREASURER (since 12/2002); VICE PRESIDENT and
                                      until successor is  ASSISTANT SECRETARY-TREASURER (6/2001-12/2002)
                                      elected or          and ASSISTANT SECRETARY-TREASURER (before
                                      appointed.          6/2001) - State Farm Investment Management Corp., State
                                                          Farm VP Management Corp.; TRUSTEE, SENIOR VICE
                                                          PRESIDENT and TREASURER (since 12/2002), VICE
                                                          PRESIDENT and ASSISTANT SECRETARY-TREASURER
                                                          (6/2001 - 12/2002), and ASSISTANT SECRETARY-
                                                          TREASURER (before 6/2001) - State Farm Variable Product
                                                          Trust, State Farm Mutual Fund Trust.
--------------------------------------------------------------------------------------------------------------------------------
John W. North                Senior   Began service in    EXECUTIVE VICE PRESIDENT - FINANCIAL SERVICES                 N/A
One State Farm Plaza          Vice    2001 and serves     (since 2001) and SENIOR VICE PRESIDENT (before 2001) -
Bloomington, Illinois 61710 President until removed.      State Farm Mutual Automobile Insurance Company;
Age 57                                                    SENIOR VICE PRESIDENT and DIRECTOR (since 2001) -
                                                          State Farm Investment Management Corp., State Farm VP
                                                          Management Corp.; SENIOR VICE PRESIDENT (since
                                                          2001) - State Farm Variable Product Trust, State Farm
                                                          Mutual Fund Trust.
--------------------------------------------------------------------------------------------------------------------------------
Paul N. Eckley               Senior   Began service in    SENIOR VICE PRESIDENT - INVESTMENTS - State Farm              N/A
One State Farm Plaza          Vice    1999 to the         Mutual Automobile Insurance Company; SENIOR VICE
Bloomington, Illinois 61710 President predecessor of the  PRESIDENT - State Farm Investment Management Corp.,
Age 50                                Trust and serves    State Farm Variable Product Trust, State Farm Mutual Fund
                                      until removed.      Trust.
--------------------------------------------------------------------------------------------------------------------------------
Susan D. Waring               Vice    Began service in    SENIOR VICE PRESIDENT and CHIEF ADMINISTRATIVE                N/A
One State Farm Plaza        President 2000 to the         OFFICER (since 2001) - State Farm Life Insurance
Bloomington, Illinois 61710           predecessor of the  Company; VICE PRESIDENT (before 2001) - State Farm
Age 55                                Trust and serves    Mutual Automobile Insurance Company; SENIOR VICE
                                      until removed.      PRESIDENT and DIRECTOR (since 2001) - State Farm VP
                                                          Management Corp.; VICE PRESIDENT - State Farm
                                                          Investment Management Corp., State Farm Variable Product
                                                          Trust, State Farm Mutual Fund Trust.
--------------------------------------------------------------------------------------------------------------------------------
Donald E. Heltner             Vice    Began service in    VICE PRESIDENT - FIXED INCOME - State Farm Mutual             N/A
One State Farm Plaza        President 1998 to the         Automobile Insurance Company; VICE PRESIDENT - State
Bloomington, Illinois 61710           predecessor of the  Farm Investment Management Corp., State Farm Variable
Age 57                                Trust and serves    Product Trust, State Farm Mutual Fund Trust.
                                      until removed.
--------------------------------------------------------------------------------------------------------------------------------
John S. Concklin              Vice    Began service in    VICE PRESIDENT - COMMON STOCKS - State Farm                   N/A
One State Farm Plaza        President 1995 to the         Mutual Automobile Insurance Company; VICE
Bloomington, Illinois 61710           predecessor of the  PRESIDENT - State Farm Investment Management Corp.,
Age 58                                Trust and serves    State Farm Variable Product Trust, State Farm Mutual Fund
                                      until removed.      Trust.


                                  Other
                              Directorships
                                 Held by
Name, Address, and Age           Trustee
----------------------      ------------------
Edward B. Rust, Jr.*            DIRECTOR -
One State Farm Plaza           McGraw-Hill
Bloomington, Illinois 61710    Corporation;
Age 54                          DIRECTOR -
                            Caterpillar, Inc.;
                                DIRECTOR -
                               Helmerich &
                               Payne, Inc.
----------------------------------------------
Michael L. Tipsord*                NONE
One State Farm Plaza
Bloomington, Illinois 61710
Age 45












----------------------------------------------
John W. North                      N/A
One State Farm Plaza
Bloomington, Illinois 61710
Age 57




----------------------------------------------
Paul N. Eckley                     N/A
One State Farm Plaza
Bloomington, Illinois 61710
Age 50

----------------------------------------------
Susan D. Waring                    N/A
One State Farm Plaza
Bloomington, Illinois 61710
Age 55




----------------------------------------------
Donald E. Heltner                  N/A
One State Farm Plaza
Bloomington, Illinois 61710
Age 57

----------------------------------------------
John S. Concklin                   N/A
One State Farm Plaza
Bloomington, Illinois 61710
Age 58


          Management Information - State Farm Associates' Funds Trust

                                                                                                                     Number of
                                                                                                                     Portfolios
                                                                                                                      in Fund
                            Position    Length of Time                                                                Complex
                            Held with   Served and Term                                                               Overseen
Name, Address, and Age        Fund         of Office           Principal Occupation(s) During the Past 5 years       by Trustee
----------------------      ---------- ------------------ ---------------------------------------------------------- ----------
Phillip G. Hawkins             Vice    Began service in   VICE PRESIDENT - SECURITIES PRODUCTS (since                   N/A
Three State Farm Plaza      President  2003 and serves    8/2003), EXECUTIVE ASSISTANT (11/2002 - 8/2003),
Bloomington, Illinois 61791            until removed.     DIRECTOR - STRATEGIC RESOURCES (before 11/2002)
Age 44                                                    - State Farm Mutual Automobile Insurance Company;
                                                          VICE PRESIDENT (since 2003) - State Farm Investment
                                                          Management Corp., State Farm VP Management Corp.,
                                                          State Farm Variable Product Trust, State Farm Mutual Fund
                                                          Trust.
--------------------------------------------------------------------------------------------------------------------------------
David R. Grimes               Chief    Began service in   CHIEF COMPLIANCE OFFICER (since 6/2004) - State               N/A
Three State Farm Plaza      Compliance 1989 to the        Farm Variable Product Trust, State Farm Mutual Fund Trust;
Bloomington, Illinois 61791  Officer,  predecessor of the ASSISTANT VICE PRESIDENT (before 6/2004) - State
Age 62                         Vice    Trust and serves   Farm Mutual Automobile Insurance Company; VICE
                            President  until removed and  PRESIDENT AND SECRETARY - State Farm Investment
                               and     successor is       Management Corp., State Farm VP Management Corp.,
                            Secretary  appointed.         State Farm Variable Product Trust, State Farm Mutual Fund
                                                          Trust.


                                Other
                            Directorships
                               Held by
Name, Address, and Age         Trustee
----------------------      -------------
Phillip G. Hawkins               N/A
Three State Farm Plaza
Bloomington, Illinois 61791
Age 44




-----------------------------------------
David R. Grimes                  N/A
Three State Farm Plaza
Bloomington, Illinois 61791
Age 62




---------------------

*Messrs. Rust and Tipsord are "interested" Trustees as defined by the Investment Company Act of 1940 because each is (i) an Officer of State Farm Associates' Funds Trust (the "Trust"), (ii) a Director of State Farm Investment Management Corp., the Trust's investment adviser, (iii) a Director of State Farm VP Management Corp., the Trust's distributor, (iv) an Officer of State Farm Investment Management Corp., and (v) an Officer of State Farm VP Management Corp.

 The Trust's Statement of Additional Information ("SAI") includes additional information about the Trustees of the Trust, and the SAI is available without charge upon request. Call toll-free 1-800-447-0740 to request a copy of the SAI.

                                                                 ---------------
P.O. Box 219548                                                    U.S. Postage
Kansas City, MO 64121-9548                                             PAID
                                                                  Lancaster, PA
FORWARDING SERVICE REQUESTED                                     PERMIT NO. 1275
                                                                 ---------------

                                                                    PRESORTED
                                                                     STANDARD

                                                --------------------------------
[LOGO] Mutual Funds(R)                              NOT     . May lose value
                                                    FDIC    . No bank guarantee
                                                  INSURED
                                                --------------------------------
State Farm VP Management Corp.
(Underwriter and Distributor of                 There is no assurance that the
Securities Products)                            Funds will achieve their
One State Farm Plaza                            investment objectives.
Bloomington, Illinois 61710-0001                Investment return and principal
1-800-447-0740                                  value will fluctuate and Fund
                                                shares, when redeemed, may be
                                                worth more or less than their
                                                original cost. State Farm Mutual
                                                Funds are not insurance
                                                products.

                                       1-2005
190-4049.6-CH               Printed in U.S.A.

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the Registrant has adopted a code of ethics that applies to the Registrants' principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. Registrant hereby undertakes to provide a copy of such code of ethics to any person upon request, without charge. To request a copy of the code of ethics, contact the Registrant at 1-800-447-0740.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees has determined that no member of the Registrant's Committee of Independent Trustees (which performs all audit committee functions) possesses all five of the attributes set forth in Item 3 of Form N-CSR that would enable the Board to designate any such member as an audit committee financial expert. However, each of the Committee members possess other relevant business and financial experience, including possessing a number of the five attributes that would otherwise have enabled the Board to have designated that member as an audit committee financial expert. All five members of the Committee are independent under the standards set forth in Item 3 of Form N-CSR. The Committee members also have sufficient knowledge regarding financial matters to address any issues that are likely to come before the Committee. In addition, the Committee has the ability to retain independent accountants, counsel or other consultants, advisors and experts whenever it deems appropriate to assist in such financial matters.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)  Audit Fees

     Billed to Registrant for fiscal year ending November 30, 2004: $94,054 Billed to Registrant for fiscal year ending November 30, 2003: $91,734

(b)  Audit-Related Fees

     Billed to Registrant for fiscal year ending November 30, 2004: $0 Billed to Registrant for fiscal year ending November 30, 2003 $0

     The nature of the services comprising the fees disclosed under this category: not applicable

     Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Reg. S-X:

     Billed for fiscal year ending November 30, 2004 $0
     Billed for fiscal year ending November 30, 2003 $0

     The nature of the services comprising the fees disclosed under this category: not applicable

(c)  Tax Fees

     Billed to Registrant for fiscal year ending November 30, 2004 $9,000 Billed to Registrant for fiscal year ending November 30, 2003 $7,200

     The nature of the services comprising the fees disclosed under this category:

     Includes fees for reviewing the Registrant's compliance with Tax Qualification tests relating to asset diversification, gross income, and distribution requirements to maintain the Registrant's status as Regulated Investment Companies under current provisions of the Internal Revenue Code. Also includes fees for reviewing the Registrant's tax returns (federal, state, and excise) and advising the Registrants on specific tax issues they may encounter as well as on specific tax planning strategies, at the request of management.

     Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Reg. S-X:

     Billed for fiscal year ending November 30, 2004 $23,200

     Billed for fiscal year ending November 30, 2003 $0

     The nature of the services comprising the fees disclosed under this category: Professional tax services paid by investment advisor for services rendered in connection with review of the minimum distribution calculations and consultation on the review of qualifying dividend calculations.

(d)  All Other Fees

     Billed to Registrant for fiscal year ending November 30, 2004 $0 Billed to Registrant for fiscal year ending November 30, 2003 $0

     The nature of the services comprising the fees disclosed under this category include: not applicable

     Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Reg. S-X:

     Billed for fiscal year ending November 30, 2004 $0
     Billed for fiscal year ending November 30, 2003 $0

     The nature of the services comprising the fees disclosed under this category: not applicable

(e)(1) The audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X:

     The Committee of Independent Trustees will approve and recommend to the Board, the selection, retention or termination of the independent registered public accountants of the Trust, and review the independent registered public accountant's fees to determine whether those fees appear to be appropriate for the services rendered.

     a. Any engagement shall be pursuant to a written engagement letter approved by the Committee, which shall provide, among other things, that:

          . the Committee shall be directly responsible for the appointment, compensation and oversight of the independent auditors; and

          .    the independent auditors shall report directly to the Committee.

     b. Pre-approve any engagement of the independent auditors to provide any services (other than the prohibited non-audit services specified in section c. below) to the Trust, or to SFIMC [State Farm Investment Management Corp.] and any entity controlling, controlled by, or under common control with SFIMC that provides ongoing services to the Trust (if the engagement relates directly to the operations and financial reporting of the Trust), including the fees and other compensation to be paid to the independent auditors. The Chairman of the Committee may grant such pre-approval. Any such delegated pre-approval shall be presented to the Committee by the Chairman at the next meeting of the Committee.

          (1)  Pre-approval of non-audit services for the Trust is waived, if:

               a. the aggregate amount of all non-audit services provided to the Trust is less than 5% of the total fees paid by the Trust to its independent auditors during the fiscal year in which the non-audit services are provided;

               b. the services were not recognized by management at the time of the engagement as non-audit services; and

               c. such services are promptly brought to the attention of the Committee by management and the Committee approves them (which may be by delegation as provided for above) prior to the completion of the audit.

          (2) Pre-approval of non-audit services for SFIMC or any entity controlling, controlled by, or under common control with SFIMC that provides ongoing services to the Trust is waived, if:

               a. the aggregate amount of all non-audit services provided is less than 5% of the total fees paid by the Trust, SFIMC and any entity controlling, controlled by, or under common control with SFIMC that provides ongoing services to the Trust to its independent auditors during the fiscal year in which the non-audit services are provided that would have to be pre-approved;

               b. the services were not recognized by management at the time of the engagement as non-audit services; and

               c. such services are promptly brought to the attention of the Committee by management and the Committee approves them (which may be by delegation) prior to the completion of the audit.

     c. The independent auditors shall not perform any of the following non-audit services for the Trust:

          (1) bookkeeping or other services related to the accounting records or financial statements of the Trust;

          (2)  financial information systems design and implementation;

          (3) appraisal or valuation services, fairness opinions, or contribution-in-kind reports;

          (4)  actuarial services;

          (5)  internal audit outsourcing services;

          (6)  management functions or human resources;

          (7) broker or dealer, investment adviser, or investment banking services;

          (8)  legal services and expert services unrelated to the audit; and

          (9) any other services that the Public Company Accounting Oversight Board determines are impermissible.

(e)(2) The percentage of services described in each of paragraphs (b) through
      (d) of this Item that were rendered to the Registrant and approved by the Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

                                       Paragraph (b)    Paragraph (c)   Paragraph (d)
                                       --------------   -------------   --------------
Fiscal year ending November 30, 2004   not applicable         0%        not applicable
Fiscal year ending November 30, 2003   not applicable         0%        not applicable

     The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the Committee pursuant to paragraph
     (c)(7)(ii) of Rule 2-01 of Regulation S-X:

                                       Paragraph (b)    Paragraph (c)    Paragraph (d)
                                       --------------   --------------   --------------
Fiscal year ending November 30, 2004   not applicable   100%             not applicable
Fiscal year ending November 30, 2003   not applicable   not applicable   not applicable

(f)  Not applicable.

(g) Aggregate non-audit fees billed by the Registrant's accountant for services rendered to Registrant:

     Fiscal year ending November 30, 2004 $9,000
     Fiscal year ending November 30, 2003 $7,200

     Aggregate non-audit fees billed by the Registrant's accountant for services rendered to Registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser):

     Fiscal year ending November 30, 2004 $23,200
     Fiscal year ending November 30, 2003 $     0

     Aggregate non-audit fees billed by the Registrant's accountant for services rendered to an entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant:

     Fiscal year ending November 30, 2004 $0
     Fiscal year ending November 30, 2003 $0

(h) Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

     Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

     The information required by this Item 6 is included as part of the report to shareholders under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

     Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

     Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

     Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Committee of Independent Trustees of the Registrant (the "Committee") is responsible for identifying and nominating candidates for appointment as Independent Trustees of the Registrant. Prior to December 17, 2004, the Committee did not consider shareholder nominations of Independent Trustees. At its December 17, 2004 meeting, the Committee adopted procedures relating to the consideration of candidates submitted by shareholders. These procedures were adopted after the end of Registrant's reporting period for this Form N-CSR.

A shareholder of the Registrant may submit the name(s) of potential candidates for nomination as a Trustee of the Registrant in writing, delivered in hard copy and bearing the shareholder's original signature, to the attention of the Secretary of the Registrant: Three State Farm Plaza, N-1, Bloomington, Illinois 61791-0001. The recommendation must include: (i) the class or series and number of all shares of each series of the Registrant owned beneficially or of record by the nominating shareholder at the time the recommendation is submitted and the account number(s) in which such shares are held; (ii) a full listing of the proposed candidate's education, experience (including knowledge of the investment company industry, experience as a director or senior officer of public or private companies, and directorships on other boards of other public companies, identifying any other registered investment companies), current employment, date of birth, business and residence addresses, and the names and addresses of at least three professional references; (iii) information as to whether the candidate is or may be an "interested person" (as such term is defined in the Investment Company Act of 1940, as amended) of the Registrant, an investment adviser to the Registrant or an interested person of the Registrant's distributor; (iv) the written and signed consent of the candidate to be named as a nominee and to serve as a Trustee of the Registrant, if elected; (v) a description of all arrangements or understandings between the nominating shareholder, the candidate and/or any other person or persons (including their names) pursuant to which the shareholder recommendation is being made, and if none, a statement to that effect; (vi) the class or series and number of all shares of each series of the Registrant owned of record or beneficially by the candidate, as reported by the candidate; and (vii) such other information that would be helpful to the Committee in evaluating the candidate.

The Committee may require the nominating shareholder to furnish such other information as it may reasonably require or deem necessary to verify any information furnished. If the nominating shareholder does not provide such other information in writing within seven days of receipt of a written request from the Committee, the Committee will not be required to consider such candidate. Recommendations for a candidate as a Trustee of the Registrant will be evaluated, among other things, in light of whether the number of Trustees is expected to change and whether the Trustees expect any vacancies. The Committee need not consider any shareholder recommendation received less than 90 days before the date of an anticipated nomination. When the Committee is not actively recruiting new Trustees, shareholder recommendations will be kept on file until active recruitment is under way. A shareholder recommendation considered by the Committee in connection with the Committee's nomination of any candidate(s) for appointment or election as an independent Trustee need not be considered again by the Committee in connection with any subsequent nomination(s).

ITEM 11. CONTROLS AND PROCEDURES.

(a) The Registrant's principal executive officer and principal financial officer evaluated the effectiveness of the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of this report (the "Evaluation Date"), and based on their evaluation as of the Evaluation Date, concluded that the Registrant's disclosure controls and procedures were operating in an effective manner.

(b) There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) during the second fiscal quarter of the period covered by this report that materially affected, or were reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Not applicable.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)): Attached hereto as EX-99.CERT.

(a)(3) Not applicable.

(b) Certification of principal executive officer and principal financial officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002: Attached hereto as EX-99.906CERT.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

State Farm Associates' Funds Trust


By /s/ Edward B. Rust, Jr.
   -------------------------------------
            Edward B. Rust, Jr.
                 President

Date 2/7/05
     -------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.


By /s/ Edward B. Rust, Jr.
   -------------------------------------
            Edward B. Rust, Jr.
                 President

Date 2/7/05
     -------------


By /s/ Michael L. Tipsord
   -------------------------------------
             Michael L. Tipsord
    Senior Vice President and Treasurer

Date 2/7/05
     -------------